                                                      [COMPOSITE CONFORMED COPY]

================================================================================
                                                                    EXHIBIT 10.4

                                  CalMat Co.


                                 $115,000,000



                     7.19% Series A Senior Notes due 2003
                     7.45% Series B Senior Notes due 2006
                     7.53% Series C Senior Notes due 2008
                     7.66% Series D Senior Notes due 2011



                                ---------------

                            NOTE PURCHASE AGREEMENT

                                ---------------



                         Dated as of December 18, 1996



================================================================================


    [Exhibits 4.4(a), 4.4(b) and 4.4(c) are photocopies of the opinions as delivered.]

                               TABLE OF CONTENTS

Section                                                                         Page
-------                                                                         ----
1. AUTHORIZATION OF NOTES.....................................................   1

2. SALE AND PURCHASE OF NOTES.................................................   2

3. CLOSING....................................................................   2

4. CONDITIONS TO CLOSING......................................................   2
   4.1.   Representations and Warranties......................................   2
   4.2.   Performance; No Default.............................................   3
   4.3.   Compliance Certificates.............................................   3
   4.4.   Opinions of Counsel.................................................   3
   4.5.   Purchase Permitted By Applicable Law, etc...........................   3
   4.6.   Sale of Other Notes.................................................   4
   4.7.   Payment of Special Counsel Fees.....................................   4
   4.8.   Private Placement Numbers...........................................   4
   4.9.   Changes in Corporate Structure......................................   4
   4.10.  Proceedings and Documents...........................................   4

5. REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................   4
   5.1.   Organization; Power and Authority...................................   5
   5.2.   Authorization, etc..................................................   5
   5.3.   Disclosure..........................................................   5
   5.4.   Organization and Ownership of Shares of Subsidiaries; Affiliates....   6
   5.5.   Financial Statements................................................   6
   5.6.   Compliance with Laws, Other Instruments, etc........................   7
   5.7.   Governmental Authorizations, etc....................................   7
   5.8.   Litigation; Observance of Agreements, Statutes and Orders...........   7
   5.9.   Taxes...............................................................   8
   5.10.  Title to Property; Leases...........................................   8
   5.11.  Licenses, Permits, etc..............................................   8
   5.12.  Compliance with ERISA...............................................   9
   5.13.  Private Offering by the Company.....................................  10
   5.14.  Use of Proceeds; Margin Regulations.................................  10
   5.15.  Existing Indebtedness; Future Liens.................................  10
   5.16.  Foreign Assets Control Regulations, etc.............................  11
   5.17.  Status under Certain Statutes.......................................  11
   5.18.  Environmental Matters...............................................  11


6. REPRESENTATIONS OF THE PURCHASER....................................  12
   6.1.   Purchase for Investment......................................  12
   6.2.   Source of Funds..............................................  12

7. INFORMATION AS TO COMPANY...........................................  13
   7.1.   Financial and Business Information...........................  13
   7.2.   Officer's Certificate........................................  16
   7.3.   Inspection...................................................  17

8. PREPAYMENT OF THE NOTES.............................................  17
   8.1.   Required Repayments..........................................  17
   8.2.   Optional Prepayments with Make-Whole Amount..................  18
   8.3.   Allocation of Partial Prepayments............................  19
   8.4.   Special Prepayment Offers....................................  19
   8.5.   Maturity; Surrender, etc.....................................  20
   8.6.   Purchase of Notes............................................  20
   8.7.   Make-Whole Amount............................................  21

9. AFFIRMATIVE COVENANTS...............................................  22
   9.1.   Compliance with Law..........................................  22
   9.2.   Insurance....................................................  22
   9.3.   Maintenance of Properties....................................  23
   9.4.   Payment of Taxes and Claims..................................  23
   9.5.   Corporate Existence, etc.....................................  23
   9.6.   Ranking......................................................  23

10.NEGATIVE COVENANTS..................................................  24
   10.1.  Transactions with Affiliates.................................  24
   10.2.  Merger, Consolidation, etc...................................  24
   10.3.  Senior Funded Indebtedness...................................  25
   10.4.  Total Funded Indebtedness....................................  25
   10.5.  Net Worth....................................................  25
   10.6.  Subsidiary Indebtedness......................................  25
   10.7.  Liens........................................................  25
   10.8.  Interest Coverage............................................  28
   10.9.  Sale of Assets...............................................  28
   10.10. Lines of Business............................................  29

11.EVENTS OF DEFAULT...................................................  29

12.REMEDIES ON DEFAULT, ETC............................................  32
   12.1.  Acceleration.................................................  32
   12.2.  Other Remedies...............................................  32
   12.3.  Rescission...................................................  33
   12.4.  No Waivers or Election of Remedies, Expenses, etc............  33

13. REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES......................   33
    13.1.   Registration of Notes......................................   33
    13.2.   Transfer and Exchange of Notes.............................   34
    13.3.   Replacement of Notes.......................................   34

14. PAYMENTS ON NOTES..................................................   35
    14.1.   Place of Payment...........................................   35
    14.2.   Home Office Payment........................................   35

15. EXPENSES, ETC......................................................   35
    15.1.   Transaction Expenses.......................................   35
    15.2.   Survival...................................................   36

16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
    AGREEMENT..........................................................   36

17. AMENDMENT AND WAIVER...............................................   36
    17.1.   Requirements...............................................   36
    17.2.   Solicitation of Holders of Notes...........................   36
    17.3.   Binding Effect, etc........................................   37
    17.4.   Notes held by Company, etc.................................   37

18. NOTICES............................................................   37

19. REPRODUCTION OF DOCUMENTS..........................................   38

20. CONFIDENTIAL INFORMATION...........................................   38

21. SUBSTITUTION OF PURCHASER..........................................   39

22. MISCELLANEOUS......................................................   39
    22.1.   Successors and Assigns.....................................   39
    22.2.   Payments Due on Non-Business Days..........................   40
    22.3.   Severability...............................................   40
    22.4.   Construction...............................................   40
    22.5.   Counterparts...............................................   40
    22.6.   Governing Law..............................................   40

   SCHEDULE A         --    INFORMATION RELATING TO PURCHASERS

   SCHEDULE B         --    DEFINED TERMS

   SCHEDULE 4.9       --    Changes in Corporate Structure

   SCHEDULE 5.3       --    Disclosure Materials

   SCHEDULE 5.4       --    Subsidiaries of the Company and
                             Ownership of Subsidiary Stock

   SCHEDULE 5.5       --    Financial Statements

   SCHEDULE 5.8       --    Certain Litigation

   SCHEDULE 5.9       --    Taxes

   SCHEDULE 5.11      --    Patents, etc.

   SCHEDULE 5.14      --    Use of Proceeds

   SCHEDULE 5.15      --    Existing Indebtedness

   EXHIBIT 1-A        --    Form of 7.19% Series A Senior Note due 2003

   EXHIBIT 1-B        --    Form of 7.45% Series B Senior Note due 2006

   EXHIBIT 1-C        --    Form of 7.53% Series C Senior Note due 2008

   EXHIBIT 1-D        --    Form of 7.66% Series D Senior Note due 2011

   EXHIBIT 4.4(a)     --    Form of Opinion of Special Counsel for the
                             Company

   EXHIBIT 4.4(b)     --    Form of Opinion of Paul Stanford, Esq.

   EXHIBIT 4.4(c)     --    Form of Opinion of Special Counsel
                             for the Purchasers

                                  CalMat Co.
                            3200 San Fernando Road
                        Los Angeles, California  90065



                     7.19% Series A Senior Notes due 2003
                     7.45% Series B Senior Notes due 2006
                     7.53% Series C Senior Notes due 2008
                     7.66% Series D Senior Notes due 2011



                                                         As of December 18, 1996


TO EACH OF THE PURCHASERS LISTED IN
     THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

          CalMat Co., a Delaware corporation (the "COMPANY"), agrees with you as follows:

 1.   AUTHORIZATION OF NOTES.

          The Company will authorize the issue and sale, in four series, of $115,000,000 aggregate principal amount of its senior notes, of which $35,000,000 aggregate principal amount shall be its 7.19% Series A Senior Notes due 2003 (the "SERIES A NOTES"), $32,000,000 aggregate principal amount shall be its 7.45% Series B Senior Notes due 2006 (the "SERIES B NOTES"), $33,000,000 aggregate principal amount shall be its 7.53% Series C Senior Notes due 2008 (the "SERIES C NOTES") and $15,000,000 aggregate principal amount shall be its 7.66% Series D Senior Notes due 2011 (the "SERIES D NOTES"). As used herein, the term "NOTES" includes all notes originally issued pursuant to this Agreement and the Other Agreements (as hereinafter defined) and any notes issued in substitution therefor pursuant to Section 13 of this Agreement or said Other Agreements. The Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes shall be substantially in the respective forms set out in Exhibit 1-A, 1-B, 1-C and 1-D, with such changes therefrom, if any, as may be approved by you and the Company. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

 2.   SALE AND PURCHASE OF NOTES.

          Subject to the terms and conditions of this Agreement, the Company will issue and sell to you and you will purchase from the Company, at the Closing provided for in Section 3, Notes of the respective series and in the principal amount specified opposite your name in Schedule A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Company is entering into separate Note Purchase Agreements (the "OTHER AGREEMENTS") identical with this Agreement with each of the other purchasers named in Schedule A (the "OTHER PURCHASERS"), providing for the sale at such Closing to each of the Other Purchasers of Notes of the respective series and in the principal amount specified opposite its name in Schedule A. Your obligation hereunder and the obligations of the Other Purchasers under the Other Agreements are several and not joint obligations and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or non-performance by any Other Purchaser thereunder.

 3.   CLOSING.

          The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Milbank, Tweed, Hadley & McCloy, One Chase Manhattan Plaza, New York, New York 10005, at 10:00 a.m., New York City time, at a closing (the "CLOSING") on December 18, 1996. At the Closing the Company will deliver to you the Notes to be purchased by you in the form of a single Note for each series to be so purchased by you (or such greater number of Notes in denominations of at least $500,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Company or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Company to account number 12577-00731 at Bank of America N.T. & S.A., Concord, California, ABA No. 121-000-358. If at the Closing the Company shall fail to tender such Notes to you as provided above in this Section 3, or any of the conditions specified in
Section 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

 4.   CONDITIONS TO CLOSING.

          Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

 4.1. REPRESENTATIONS AND WARRANTIES.

          The representations and warranties of the Company in this Agreement shall be correct when made and at the time of the Closing.

 4.2. PERFORMANCE; NO DEFAULT.

          The Company shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14) no Default or Event of Default shall have occurred and be continuing. Neither the Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by
Section 10.1 hereof had such Section applied since such date.

 4.3. COMPLIANCE CERTIFICATES.

          (a) Officer's Certificate.  The Company shall have delivered to you an
              ---------------------
Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.9 have been fulfilled.

          (b) Secretary's Certificate.  The Company shall have delivered to you
              -----------------------
a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Other Agreements.

 4.4. OPINIONS OF COUNSEL.

          You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Cravath, Swaine & Moore, special
                                    -
counsel for the Company, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you), (b) from Paul Stanford, Esq., general
                                          -
counsel for the Company, substantially in the form set forth in Exhibit 4.4(b), and covering such other matters incident to such transactions as you may reasonably request and (c) from Milbank, Tweed, Hadley & McCloy, your special
                        -
counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(c) and covering such other matters incident to such transactions as you may reasonably request.

 4.5. PURCHASE PERMITTED BY APPLICABLE LAW, ETC.

          On the date of the Closing your purchase of Notes shall (i) be
                                                                   -
permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not
                                                                       --
violate any applicable law or regulation (including, without limitation, Regulation G, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject you to any tax, penalty or liability under or pursuant to
     ---
any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an

Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

 4.6.  SALE OF OTHER NOTES.

          Contemporaneously with the Closing the Company shall sell to the Other Purchasers and the Other Purchasers shall purchase the Notes to be purchased by them at the Closing as specified in Schedule A.

 4.7.  PAYMENT OF SPECIAL COUNSEL FEES.

          Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of your special counsel referred to in Section 4.4 to the extent reflected in a statement in reasonable detail of such counsel rendered to the Company at least one Business Day prior to the Closing.

 4.8.  PRIVATE PLACEMENT NUMBERS.

          Private Placement numbers issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of Notes.

 4.9.  CHANGES IN CORPORATE STRUCTURE.

          Except as specified in Schedule 4.9, the Company shall not have changed its jurisdiction of incorporation or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

 4.10. PROCEEDINGS AND DOCUMENTS.

          All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

 5.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company represents and warrants to you that:

 5.1.  ORGANIZATION; POWER AND AUTHORITY.

          The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement and the Other Agreements and the Notes and to perform the provisions hereof and thereof.

 5.2.  AUTHORIZATION, ETC.

          This Agreement and the Other Agreements and the Notes have been duly authorized by all necessary corporate action on the part of the Company, and this Agreement constitutes, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency,
                                  -
reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of
                                 --
whether such enforceability is considered in a proceeding in equity or at law).

 5.3.  DISCLOSURE.

          The Company, through its agent, Merrill Lynch, Pierce, Fenner & Smith Incorporated, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated October 1996 (the "MEMORANDUM"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal operations of the Company and its Subsidiaries. Except as disclosed in Schedule 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Company in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in Schedule 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in Schedule 5.5, since December 31, 1995, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of the Company specifically for use in connection with the transactions contemplated hereby.

 5.4.  ORGANIZATION AND OWNERSHIP OF SHARES OF SUBSIDIARIES; AFFILIATES.

          (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary,
               -
the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of
                                                                       --
the Company's Affiliates, other than Subsidiaries, and (iii) of the Company's
                                                        ---
directors and senior officers.

          (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

          (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

          (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

 5.5.  FINANCIAL STATEMENTS.

          The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such Schedule and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

 5.6.  COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC.

          The execution, delivery and performance by the Company of this Agreement and the Notes will not (except to the extent expressly set forth in the opinion of Paul Stanford, Esq. delivered pursuant to Section 4.4(b)) (i)
                                                                          -
contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms,
           --
conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary or (iii) violate any provision of any statute or other rule or regulation of any
    ---
Governmental Authority applicable to the Company or any Subsidiary.

 5.7.  GOVERNMENTAL AUTHORIZATIONS, ETC.

          No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement or the Notes.

 5.8.  LITIGATION; OBSERVANCE OF AGREEMENTS, STATUTES AND ORDERS.

          (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

          (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

 5.9.  TAXES.

          The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not
                                                  -
individually or in the aggregate Material or (ii) the amount, applicability or
                                              --
validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary, as the case may be, has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect except as disclosed in Schedule 5.9. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been determined by the Internal Revenue Service and paid for all fiscal years up to and including the fiscal year ended December 31, 1985.

 5.10. TITLE TO PROPERTY; LEASES.

          The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

 5.11. LICENSES, PERMITS, ETC.

          Except as disclosed in Schedule 5.11,

          (a) the Company and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

          (b) to the best knowledge of the Company, no product of the Company infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

          (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Company or any of its Subsidiaries.

 5.12. COMPLIANCE WITH ERISA.

          (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

          (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities by more than $500,000 in the case of any single Plan and by more than $500,000 in the aggregate for all Plans. The term "BENEFIT LIABILITIES" has the meaning specified in section 4001 of ERISA and the terms "CURRENT VALUE" and "PRESENT VALUE" have the meaning specified in section 3 of ERISA.

          (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

          (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is substantially as set forth in the footnotes to the financial statements in the Company's 1995 Annual Report.

          (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to the accuracy of your representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

 5.13. PRIVATE OFFERING BY THE COMPANY.

          Neither the Company nor anyone acting on its behalf has offered the Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than you, the Other Purchasers and not more than 150 other Institutional Investors, each of which has been offered the Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Notes to the registration requirements of Section 5 of the Securities Act.

 5.14. USE OF PROCEEDS; MARGIN REGULATIONS.

          The Company will apply the proceeds of the sale of the Notes as set forth in Schedule 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation G of the Board of Governors of the Federal Reserve System (12 CFR 207), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 25% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 25% of the value of such assets. As used in this Section, the terms "MARGIN STOCK" and "PURPOSE OF BUYING OR CARRYING" shall have the meanings assigned to them in said Regulation G.

 5.15. EXISTING INDEBTEDNESS; FUTURE LIENS.

          (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Company and its Subsidiaries as of September 30, 1996, since which date there has been no Material change in the amounts, interest rates, sinking funds, instalment payments or maturities of the Indebtedness of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Company or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

          (b) Except as disclosed in Schedule 5.15, neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by Section 10.7.

 5.16. FOREIGN ASSETS CONTROL REGULATIONS, ETC.

          Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

 5.17. STATUS UNDER CERTAIN STATUTES.

          Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

 5.18. ENVIRONMENTAL MATTERS.

          Neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing (including in the annual reports included in the Memorandum),

               (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

               (b) neither the Company nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

               (c) all buildings on all real properties now owned, leased or operated by the Company or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

 6.    REPRESENTATIONS OF THE PURCHASER.

 6.1.  PURCHASE FOR INVESTMENT.

          You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof as such term is used under Section 2(11) of the Securities Act, provided that
                                                                --------
the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act or the laws of any State or other jurisdiction and may be resold or otherwise disposed of by you only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required under the Securities Act or the laws of any State or other jurisdiction to register the Notes and the Company does not contemplate registration of the Notes.

 6.2.  SOURCE OF FUNDS.

          You represent that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

          (a) if you are an insurance company, the Source is an "insurance company general account" (as the term is defined in Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995)) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-
     60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with your state of domicile; or

          (b) if you are an insurance company, the Source is a separate account that is maintained solely in connection with your fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

          (c) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Company in writing pursuant to this paragraph (c), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (d) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity
                                                               -
     of such QPAM and (ii) the names of all employee benefit plans whose assets
                       --
     are included in such in vestment fund have been disclosed to the Company in writing pursuant to this paragraph (d); or

          (e)  the Source is a governmental plan; or

          (f) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (f); or

          (g) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this Section 6.2, the terms "EMPLOYEE BENEFIT PLAN", "SEPARATE ACCOUNT" and "GOVERNMENTAL PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

 7.    INFORMATION AS TO COMPANY.

 7.1.  FINANCIAL AND BUSINESS INFORMATION.

          The Company shall deliver to each holder of Notes that is an Institutional Investor:

          (a) Quarterly Statements -- within 60 days after the end of each
              --------------------
     quarterly fiscal period in each fiscal year of the Company (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries as at the end of such quarter, and

               (ii) consolidated statements of operations, stockholders' equity and cash flows of the Company and its Subsidiaries, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of
             --------
copies of the Company's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 7.1(a);

          (b) Annual Statements -- within 100 days after the end of each fiscal
              -----------------
     year of the Company, duplicate copies of,

               (i) a consolidated balance sheet of the Company and its Subsidiaries, as at the end of such year, and

               (ii) consolidated statements of operations, income and changes in stockholders' equity and cash flows of the Company and its Subsidiaries, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied

               (A) by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial state ments present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

               (B) a certificate of such accountants stating that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the
     --------
     Company's Annual Report on Form 10-K for such fiscal year (together with the Company's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause
     (B) above, shall be deemed to satisfy the requirements of this Section 7.1(b);

          (c) SEC and Other Reports -- promptly upon their becoming available,
              ---------------------
     one copy of (i) each financial statement, report, notice or proxy statement
                  -
     sent by the Company or any Subsidiary to public securities holders generally, and (ii) each regular or periodic report, each registration
                     --
     statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Company or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Company or any Subsidiary to the public concerning developments that are Material;

          (d) Notice of Default or Event of Default -- promptly, and in any
              -------------------------------------
     event within five Business Days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in Section 11(f), a written notice specifying the nature and period of existence thereof and what action the Company is taking or proposes to take with respect thereto;

          (e) ERISA Matters -- promptly, and in any event within five Business
              -------------
     Days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the Company or an ERISA Affiliate proposes to take with respect thereto:

               (i) with respect to any Plan, any reportable event, as defined in sec tion 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

               (ii) the taking by the PBGC of steps to institute, or the threatening by the PBGC of the institution of, proceedings under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the re ceipt by the Company or any ERISA Affiliate of a notice from a Multiemployer

          Plan that such action has been taken by the PBGC with respect to such Multi employer Plan; or

               (iii) any event, transaction or condition that could result in the incurrence of any liability by the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

          (f)  Notices from Governmental Authority -- promptly, and in any event
               -----------------------------------
     within 30 days of receipt thereof, copies of any notice to the Company or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

          (g)  Requested Information -- with reasonable promptness, such other
               ---------------------
     data and information relating to the business, operations, affairs, financial condition, assets or properties of the Company or any of its Subsidiaries or relating to the ability of the Company to perform its obligations hereunder and under the Notes as from time to time may be reasonably requested by any such holder of Notes.

 7.2.  OFFICER'S CERTIFICATE.

          Each set of financial statements delivered to a holder of Notes pursuant to Section 7.1(a) or Section 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer setting forth:

          (a) Covenant Compliance -- the information (including detailed
              -------------------
     calculations) required in order to establish whether the Company was in compliance with the requirements of Section 10.3 through Section 10.9 hereof, inclusive, during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such Sections as at the end of such period, and the calculation of the amount, ratio or percentage in existence as at the end of such period); and

          (b) Event of Default -- a statement that such officer has reviewed the
              ----------------
     relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Company and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Company or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Company shall have taken or proposes to take with respect thereto.

 7.3.  INSPECTION.

          The Company shall permit the representatives of each holder of Notes that is an Institutional Investor:

          (a) No Default -- if no Default or Event of Default then exists, at
              ----------
     the expense of such holder and upon reasonable prior notice to the Company, to visit the principal executive office of the Company during the Company's regular business hours, to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reason ably requested in writing (and subject to the confidentiality provisions of Section 20); and

          (b) Default -- if a Default or Event of Default then exists, at the
              -------
     expense of the Company and upon at least 48 hours prior notice to the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested (and subject to the confidentiality provisions of Section 20).

 8.    PREPAYMENT OF THE NOTES.

 8.1.  REQUIRED REPAYMENTS.

          As provided therein, the entire unpaid principal amount of the Series A Notes, Series B Notes, Series C Notes and Series D Notes shall be due and payable on December 15, 2003, December 15, 2006, December 15, 2008 and December 15, 2011, respectively.

 8.2 OPTIONAL PREPAYMENTS WITH MAKE-WHOLE AMOUNT.

          (a) The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an aggregate principal amount of not less than $10,000,000 in the case of a partial prepayment, at 100% of the principal amount so prepaid, plus the applicable Make-Whole Amounts determined for the prepayment date with respect to such principal amount. The Company will give each holder of Notes to be so prepaid written notice (a "PREPAYMENT NOTICE") of each optional prepayment under this
Section 8.2(a) not less than 30 days and not more than 60 days prior to the date fixed for such prepayment (the "OPTIONAL PREPAYMENT DATE"). Each Prepayment Notice shall specify (i) the Optional Prepayment Date, (ii) the aggregate
                      -                                 --
principal amount of the Notes to be prepaid on the Optional Prepayment Date (the "PREPAYMENT AMOUNT"), (iii) the aggregate principal amount of the Notes of each
                       ---
series to be prepaid on the Optional Prepayment Date, (iv) the principal amount
                                                       --
of each Note held by such holder to be prepaid (determined in accordance with Sections 8.2(b) and 8.3) and (v) the interest to be paid on the Optional
                              -
Prepayment Date with respect to such principal amount being prepaid and, if the Company is required to offer to prepay additional Notes as provided below, shall specify the additional information described in Section 8.2(b), and in any case shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amounts due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amounts as of the specified prepayment date. In the case of each partial prepayment of the Notes pursuant to this Section 8.2(a), the Company shall prepay the same percentage of the unpaid principal amount of Notes of each series on the same terms or, if the Company shall propose to prepay a greater percentage of Notes of any series or prepay Notes of one or more series but less than all series (any such series that would be so prepaid in a greater proportion being herein referred to as the "PREPAYMENT SERIES"), the Company shall offer to prepay Notes of each other Series as provided in Section 8.2(b).

          (b) If the Company is required to offer to prepay Notes of any additional series in accordance with the last sentence of Section 8.2(a), the Company will give the Prepayment Notice specified in Section 8.2(a) to each holder of Notes, and such Prepayment Notice shall (i) specify, in addition to
                                                   -
the matters specified in Section 8.2(a), (x) the Optional Response Date (as
                                          -
defined below), (y) the principal amount of Notes (the "APPLICABLE AMOUNT") held
                 -
by such holder that would be prepaid if the Prepayment Amount were applied to prepay the same percentage of the unpaid principal amount of Notes of each series (determined in accordance with Section 8.3) and (z) the interest that
                                                        -
would be paid on the Optional Prepayment Date with respect to such principal amount and (ii) with respect to each holder of Notes that would not be prepaid
            --
pursuant to Section 8.2(a) but for the obligation of the Company to make the offer referred to therein (each such holder, an "APPLICABLE HOLDER"), offer to prepay the Applicable Amount of Notes held by such Applicable Holder on the Optional Prepayment Date. Each Applicable Holder shall notify the Company of such holder's acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on a date

(the "OPTIONAL RESPONSE DATE") at least 15 days prior to the Optional Prepayment Date, and the Company shall prepay on the Optional Prepayment Date the Applicable Amount of Notes held by each Applicable Holder who has accepted such offer in accordance with this Section 8.2(b) at a price in respect of each Note held by such holder equal to the applicable portion of such Note, together with interest accrued thereon to the Optional Prepayment Date, plus an amount equal to the applicable Make-Whole Amount with respect to such Note; provided,
                                                               --------
however, that the failure by any Applicable Holder to respond to such offer in writing on or before the Optional Response Date shall be deemed to be an acceptance of such offer.

          (c) If on the Optional Response Date specified in Section 8.2(b) any Applicable Holder shall have rejected an offer to prepay Notes as provided therein, the Company may apply an amount equal to the Applicable Amount of Notes held by such Applicable Holder to prepay Notes of a Prepayment Series on the Optional Prepayment Date, at 100% of the principal amount so prepaid (determined in accordance with Section 8.3), plus the applicable Make-Whole Amounts determined for the Optional Prepayment Date with respect to such principal amount. The Company will give each holder of Notes of such Prepayment Series to be so prepaid written notice of such prepayment not less than 10 days prior to the Optional Prepayment Date, and such notice shall specify the applicable information described in Section 8.2(a).

          (d) Notwithstanding anything to the contrary in this Section 8.2 or in Section 8.5, if the Company is required to offer to prepay Notes of any additional series in accordance with the last sentence of Section 8.2(a), the Company may, upon notice as provided below, not earlier than the related Optional Response Date and not later than twelve days prior to the related Optional Prepayment Date, cancel the prepayment of all (but not less than all) Notes of all series that would be required to be prepaid on such Optional Prepayment Date. The Company will give each holder of Notes written notice of such cancellation referring specifically to this Section 8.2(d) and, upon the giving of such notice, no prepayment of Notes shall be made on such Optional Prepayment Date pursuant to this Section 8.2.

 8.3.  ALLOCATION OF PARTIAL PREPAYMENTS.

          In the case of each partial prepayment of the Notes pursuant to
Section 8.2 (other than any prepayment pursuant to the second sentence of Section 8.2(b)), the principal amount of the Notes of each series to be prepaid shall be allocated among all of the Notes of such series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment.

 8.4.  SPECIAL PREPAYMENT OFFERS.

          If the Company is required to offer to prepay Notes in accordance with
Section 10.7(j) or 10.9(d), the Company will give written notice thereof to the holders of all outstanding Notes, which notice shall (a) refer specifically to this Section 8.4 and describe in reasonable detail the circumstances giving rise to such obligation to offer to prepay Notes, (b) specify the ratable portion of each Note required to be so offered to be prepaid pursuant to Section 10.7(j)
or 10.9(d), as applicable, (c) specify the Special Prepayment Date and the Special Response Date (as respectively defined below) in respect thereof and (d) offer to prepay such ratable portion of each Note (together with interest accrued thereon to the date fixed for such prepayment, plus the applicable Make-Whole Amount with respect to such Note) on the date therein specified (the "SPECIAL PREPAYMENT DATE"), which shall be not less than 30 nor more than 60 days after the date of the giving of such notice. Each holder of a Note shall notify the Company of such holder's acceptance or rejection of such offer by giving written notice of such acceptance or rejection to the Company on a date (the "SPECIAL RESPONSE DATE") at least ten days prior to the Special Prepayment Date, and the Company shall prepay on the Special Prepayment Date such ratable portion of all of the Notes held by the holders who have accepted such offer in accordance with this Section 8.4 at a price in respect of each Note held by such holder equal to such ratable portion of such Note, together with interest accrued thereon to the Special Prepayment Date, plus an amount equal to the applicable Make-Whole Amount with respect to such Note; provided, however, that
                                                        --------
the failure by a holder of any Note to respond to such offer in writing on or before the Special Response Date shall be deemed to be an acceptance of such offer. Any notice given by the Company pursuant to this Section 8.4 shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amounts due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each holder of Notes which has accepted the offer of prepayment a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amounts as of the specified prepayment date.

 8.5.  MATURITY; SURRENDER, ETC.

          In the case of each prepayment of Notes pursuant to this Section 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amounts, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

 8.6.  PURCHASE OF NOTES.

          The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

 8.7.  MAKE-WHOLE AMOUNT.

          The term "MAKE-WHOLE AMOUNT" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal, provided that the Make-Whole Amount may in no
                                 --------
event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

          "CALLED PRINCIPAL" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to Section 8.2 or 8.4 or has become or is declared to be immedi ately due and payable pursuant to
     Section 12.1, as the context requires.

          "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

          "REINVESTMENT YIELD" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (i) the yields
                                                            -
     reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Access Service (or such other display as may replace Page 678 on Telerate Access Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields
         --
     reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by

     (a) convert ing U.S. Treasury bill quotations to bond-equivalent yields in
     --
     accordance with accepted financial practice and (b) interpolating linearly
                                                      -
     between (1) the actively traded U.S. Treasury security with a maturity
              -
     closest to and greater than the Remaining Average Life and (2) the actively
                                                                 -
     traded U.S. Treasury security with a maturity closest to and less than the Remaining Average Life.

          "REMAINING AVERAGE LIFE" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products
                  -                              --
     obtained by multiplying (a) the principal component of each Remaining
                              -
     Scheduled Payment with respect to such Called Principal by (b) the number
                                                                 -
     of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date
                             --------
     on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2, 8.4 or 12.1.

          "SETTLEMENT DATE" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to
     Section 8.2 or 8.4 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

 9.  AFFIRMATIVE COVENANTS.

          The Company covenants that so long as any of the Notes are outstanding:

 9.1.  COMPLIANCE WITH LAW.

          The Company will and will cause each of its Subsidiaries to comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certifi cates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

 9.2.  INSURANCE.

          The Company will and will cause each of its Subsidiaries to maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

 9.3.  MAINTENANCE OF PROPERTIES.

          The Company will and will cause each of its Subsidiaries to maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, provided that this Section shall not prevent the Company or any
              --------
Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

 9.4.  PAYMENT OF TAXES AND CLAIMS.

          The Company will and will cause each of its Subsidiaries to file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, provided
                                                                        --------
that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (i) the amount, applicability or validity thereof is contested by
              -
the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company or a Subsidiary has established adequate reserves therefor in accor dance with GAAP on the books of the Company or such Subsidiary or (ii) the nonpayment of all such taxes, assessments and
                       --
claims in the aggregate could not reasonably be expected to have a Material Adverse Effect.

 9.5.  CORPORATE EXISTENCE, ETC.

          The Company will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.9, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries (unless merged into the Company or a Subsidiary) and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

 9.6.  RANKING.

          The Company will ensure that at all times all liabilities of the Company under the Notes will rank in right of payment either pari passu or
                                                             ----------
senior to all other Indebtedness of the Company except for Indebtedness which is preferred as a result of being secured as permitted by this Agreement (but then only to the extent of such security).

 10.   NEGATIVE COVENANTS.

          The Company covenants that so long as any of the Notes are outstanding:

 10.1. TRANSACTIONS WITH AFFILIATES.

          The Company will not and will not permit any Subsidiary to enter into directly or indirectly any transaction or Material group of related transactions (including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

 10.2. MERGER, CONSOLIDATION, ETC.

          The Company shall not consolidate with or merge with any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person unless:

          (a) the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Company as an entirety, as the case may be, shall be a solvent corporation organized and existing under the laws of the United States or any State thereof (including the District of Columbia), and, if the Company is not such successor corporation, (i) such
                                                                        -
     successor corporation shall have executed and delivered to each holder of any Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement, the Other Agreements and the Notes and (ii) the Company shall have caused to be delivered to each
                    --
     holder of any Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof; and

          (b) immediately prior to and after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

No such conveyance, transfer or lease of substantially all of the assets of the Company shall have the effect of releasing the Company or any successor corporation that shall theretofore have become such in the manner prescribed in this Section 10.2 from its liability under this Agreement or the Notes.

 10.3.  SENIOR FUNDED INDEBTEDNESS.

          The Company will not at any time permit the ratio of Consolidated Senior Funded Indebtedness to Consolidated Total Capitalization to exceed 0.45 to 1.00.

 10.4.  TOTAL FUNDED INDEBTEDNESS.

          The Company will not at any time permit the ratio of Consolidated Total Funded Indebtedness to Consolidated Total Capitalization to exceed 0.55 to 1.00.

 10.5.  NET WORTH.

          The Company will not at any time permit Consolidated Net Worth to be less than the sum of (i) $215,000,000 plus (ii) an amount equal to the sum of 25% of the Consolidated Net Income for the semi-annual financial period of the Company ended December 31, 1996 and each subsequent completed fiscal year of the Company (but only if the Consolidated Net Income for such financial period or fiscal year is a positive number).

 10.6.  SUBSIDIARY INDEBTEDNESS.

          The Company will not at any time permit any of its Subsidiaries to create, assume, incur or guarantee or otherwise become liable in respect of any Indebtedness other than:

          (a) unsecured Indebtedness outstanding on the date hereof as specified in Schedule 5.15, and any extension, renewal or replacement thereof but only if the principal amount of such Indebtedness immediately prior thereto is not increased;

          (b) Indebtedness of a Person which becomes a Subsidiary after the date of the Closing which is outstanding at the time such Person so becomes a Subsidiary (but which was not incurred in anticipation thereof), and any extension, renewal or replacement thereof but only if the principal amount of such Indebtedness immediately prior thereto is not increased; and

          (c) unsecured Indebtedness not otherwise permitted by Subsection (a) or (b) above, provided that the sum (without duplication) of (i) the aggregate unpaid principal amount of all Indebtedness of all Subsidiaries outstanding pursuant to this Subsection (c) and (ii) the aggregate unpaid principal amount of all Indebtedness secured by Liens pursuant to Section 10.7(l) shall not at the time of incurrence thereof exceed 20% of Consolidated Net Worth.

 10.7.  LIENS.

          The Company will not, and will not permit any of its Subsidiaries to, create, assume, incur or suffer to exist any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Company or any such Subsidiary, unless the Notes are contemporaneously secured equally and ratably with any and all other obligations and Indebtedness secured by such Lien pursuant to documentation reasonably satisfactory to the Required Holders and provided that, if requested by the Required Holders, the holders of the Notes shall have been provided with an opinion of counsel reasonably satisfactory to the Required Holders to the effect that such documentation is enforceable in accordance with its terms and complies with the requirements of this Section 10.7, excluding, however, from the operation of this Section:

          (a) Liens for taxes, assessments or governmental charges or claims not yet due and payable;

          (b) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other similar Persons and other Liens imposed by law incurred in any case in the ordinary course of business for amounts not yet delinquent or being contested in good faith;

          (c) Liens, deposits, standby letters of credit, surety bonds, pledges, or pledge of assets (i) incurred, made or given as security for the performance of any contract, tender, statutory obligation, lease or other undertaking not directly or indirectly related to the borrowing of money or the securing of Indebtedness and incurred, made or given in the ordinary course of business, or (ii) with, or for the benefit of, any governmental agency, which Lien, deposit, standby letter of credit, surety bond pledge, or pledge of assets is required or permitted to qualify the Company to conduct business, maintain self-insurance, or to obtain the benefit of any law pertaining to workers' compensation, unemployment insurance, pensions, social security or similar matters;

          (d) any attachment, Lien, deposit, pledge, or pledge of assets with any surety company or clerk of any court in connection with any litigation or other legal proceeding, or in escrow as collateral in connection with or in lieu of any bond on appeal from any judgment or decree against the Company or any Subsidiary in connection with any litigation or other legal proceeding, or in connection with other proceedings or actions at law or in equity by or against the Company or any Subsidiary, so long as any such attachment or Lien is effectively stayed while the underlying claims are being contested in good faith and by appropriate proceedings and with respect to which the Company or any such Subsidiary has established adequate reserves in accordance with GAAP;

          (e) Liens, easements, rights of way, servitudes or zoning or building restrictions and other minor encumbrances on real property which are not incurred in connection with the incurrence of Indebtedness and which do not in the aggregate materially interfere with or impair the operation of such property for the purposes for which it is or may reasonably be expected to be used;

          (f)  Liens in existence on the date of the Closing and listed in
     Schedule 5.15 and any extension, renewal or replacement of any such Lien provided that the principal amount of Indebtedness secured thereby immediately prior thereto is not increased and such Lien does not extend to or cover any other property of the Company or any Subsidiary;

          (g) Liens on real estate, equipment, or other physical property used in the conduct of the Company's ordinary course of business, acquired after the date of Closing in the ordinary course of business, which Liens are created at the time of the acquisition of such property or within 270 days thereafter, to secure all or part of the Indebtedness incurred to purchase, finance or refinance the purchase price of such real estate, equipment, or other physical property encumbered by such Lien, provided that (i) the
                                                                     -
     aggregate principal amount of Indebtedness secured by any such Lien in respect of any such real estate, equipment or other property does not exceed the fair market value of such real estate, equipment or other property, (ii) the aggregate unpaid principal amount of Indebtedness
                --
     secured by Liens pursuant to this Subsection (g) shall not at any time exceed 50% of the aggregate purchase price of all real estate, equipment and other physical property acquired by the Company or any Subsidiary after the date of this Agreement in the ordinary course of business and used in the conduct of the Company's ordinary course of business and (iii) no such
                                                                   ---
     Lien extends to or covers any other property of the Company or any Subsidiary;

          (h) Liens on assets and property acquired by the Company or any Subsidiary after the date of the Closing, provided that any such Lien existed at the time the respective assets and properties were acquired and was not created in anticipation thereof and does not extend to or cover any other assets or property of the Company or any Subsidiary;

          (i) Liens on assets of the Company or any Subsidiary which assets are acquired in connection with, or result from the Company's or such Subsidiary's participation in, any project or development of the Company or such Subsidiary in order to secure the financing of such assets or such project on a basis that is non-recourse to the Company or such Subsidiary; provided that (i) such Liens shall be confined solely to such assets as are
     --------
     so acquired by the Company or such Subsidiary and (ii) the principal amount of Indebtedness secured by such Liens shall not exceed the cost of acquisition, lease or development of such assets;

          (j) Liens incurred in connection with the sale-lease-back of assets or real property acquired after the date of the Closing by the Company or any Subsidiary, provided that (i) any such sale-lease-back transaction is entered into no more than 270 days after the acquisition of such asset or real property and (ii) the proceeds from any such sale-lease-back transaction are applied within 270 days of the receipt of such proceeds to
     (x) the acquisition by the Company or any Subsidiary of assets or property that are to be used in the operating businesses of the Company and its Subsidiaries or (y) the repayment of any Indebtedness of the Company, provided that in connection with any such
                                      --------
     repayment of Indebtedness (other than any repayment of Indebtedness up to a principal amount of $30,000,000 during any period of twelve consecutive calendar months), the Company shall offer to prepay the Notes pro rata with
                                                                   --- ----
     all other such Indebtedness then being repaid in accordance with Section 8.4, such pro rata portion of the Notes to be calculated by multiplying
               --- ----
     (i) the aggregate principal amount of the Notes then outstanding by (ii) a fraction, the numerator of which is the aggregate principal amount of Indebtedness so to be repaid and the denominator of which is the aggregate principal amount of Indebtedness of the Company then outstanding;

          (k) banker's liens and rights of offset in the holders of Indebtedness of the Company or any Subsidiary or monies deposited by the Company or any Subsidiary with such holders of Indebtedness in the ordinary course of business of the Company or any such Subsidiary; and

          (l) Liens incurred by the Company or any Subsidiary in addition to those described in Subsections (a) through (k) above, provided that the sum (without duplication) of (i) the aggregate unpaid principal amount of all Indebtedness secured by Liens pursuant to this Subsection (l) and (ii) the aggregate unpaid principal amount of all Indebtedness of Subsidiaries outstanding pursuant to Section 10.6(c) shall not at the time of incurrence thereof exceed 20% of Consolidated Net Worth.

 10.8.  INTEREST COVERAGE.

          The Company will not at any time permit the Interest Coverage Ratio to be less than 1.3 to 1.0.

 10.9.  SALE OF ASSETS.

          The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, sell, lease, assign, transfer or otherwise dispose of (collectively, a "DISPOSITION") any of its properties or assets (including any capital stock of any Subsidiary or other Person) unless after giving effect to such proposed Disposition the aggregate book value (at the time of the Disposition thereof) of all properties and assets that were the subject of a Disposition during the period (x) of 365 consecutive days ending on the date on which such proposed Disposition is to occur, does not exceed 15% of Consolidated Total Assets as at the end of the fiscal year of the Company immediately preceding such date and (y) from the date of the Closing to the date on which such proposed Disposition is to occur, does not exceed 40% of Consolidated Total Assets as at the end of such year; provided that the following Dispositions shall not be taken into account for purposes of either such calculation under this Section 10.9:

          (a)  any Disposition pursuant to Section 10.2;

          (b) any Disposition of inventory or other products held for sale in the ordinary course of business of the Company and its Subsidiaries;

          (c) any Disposition of assets that are reasonably determined by the Company to be obsolete, worn-out or surplus in the ordinary course of business of the Company and its Subsidiaries; and

          (d) any other Disposition if the Company or any Subsidiary shall have within 270 days of such Disposition applied the proceeds of such Disposition to

                 (i) the acquisition by the Company or any Subsidiary of assets or property that are to be used in the operating businesses of the Company and its Subsidiaries, or

                (ii)  the repayment of any Indebtedness of the Company, provided
                                                                        --------
          that in connection with any such repayment of Indebtedness (other than any repayment of Indebtedness up to a principal amount of $30,000,000 during any period of twelve consecutive calendar months) the Company shall offer to prepay the Notes pro rata with all other such
                                          --- ----
          Indebtedness then being repaid in accordance with Section 8.4, such pro rata portion of the Notes to be calculated by multiplying (i) the
          --- ----
          aggregate principal amount of the Notes then outstanding by (ii) a fraction, the numerator of which is the aggregate principal amount of Indebtedness so to be repaid and the denominator of which is the aggregate principal amount of Indebtedness of the Company then outstanding;

     provided, that, in the case of clause (d)(ii), no Default or Event of
     --------
     Default shall have occurred and be continuing at the time of such Disposition or at the time of such application.

 10.10.  LINES OF BUSINESS.

          The Company will not, and will not permit any of its Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and its Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and its Subsidiaries, taken as a whole, are engaged as described in the Memorandum.

 11. EVENTS OF DEFAULT.

          An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur and be continuing:

          (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) the Company defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

          (c) the Company defaults in the performance of or compliance with any term contained in Section 10.2 or 10.8; or

          (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraph (a), (b) or (c) of this Section 11) and such default is not remedied within 30 days after the earlier of (i) a Responsible Offi cer obtaining actual knowledge
                           -
     of such default and (ii) the Company receiving written notice of such
                          --
     default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of
     Section 11); or

          (e) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company in this Agreement or in any writing furnished in connec tion with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

          (f)  (i) the Company or any Subsidiary is in default (as principal or
                -
     as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $12,000,000 and such default shall have continued for five Business Days, or (ii) the Company or any
                                                      --
     Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $12,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of any such default or condition referred to in this clause
     (ii) such Indebtedness has become, or has been declared, due and payable
      --
     before its stated maturity or before its regularly scheduled dates of payment; or

          (g)  the Company or any Subsidiary (i) is generally not paying, or
                                              -
     admits in writing its inability to pay, its debts as they become due, (ii)
                                                                            --
     files, or consents by answer or other wise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors,
                    ---
     (iv) consents to the appointment of a custodian, receiver, trustee or other
     ---
     officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as
                                        -
     insolvent or to be liquidated, or (vi) takes corporate action for the
                                        --
     purpose of any of the foregoing; or

          (h) a court or Governmental Authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a peti tion for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

          (i) a final judgment or judgments for the payment of money aggregating in excess of $25,000,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

          (j)  if (i) any Plan shall fail to satisfy the minimum funding
                   -
     standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to
                                                --
     terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount
                                                    ---
     of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $12,000,000, (iv) the Company or any ERISA Affiliate shall
                                --
     have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate
                                          -
     withdraws from any Multiemployer Plan, or (vi) the Company or any
                                                --
     Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in Section 11(j), the terms "EMPLOYEE BENEFIT PLAN" and "EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

 12.   REMEDIES ON DEFAULT, ETC.

 12.1. ACCELERATION.

          (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

          (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 50% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

          (c)  If any Event of Default described in paragraph (a) or (b) of
Section 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable.

          Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and
                                                        -
unpaid interest thereon and (y) in the case of any Notes becoming due and
                             -
payable pursuant to paragraph (b) or (c) of this Section 12.1, the applicable Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of the applicable Make-Whole Amounts by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

 12.2. OTHER REMEDIES.

          If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

 12.3. RESCISSION.

          At any time within 90 days after any Notes have been declared due and payable pursuant to paragraph (b) or (c) of Section 12.1, the holders of more than 50% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if
(a) the Company has paid all overdue interest on the Notes, all principal of and
 -
Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts
       -
that have become due solely by reason of such declaration, have been cured or have been waived pursuant to Section 17, and (c) no judgment or decree has been
                                              -
entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

 12.4. NO WAIVERS OR ELECTION OF REMEDIES, EXPENSES, ETC.

          No course of dealing and no delay on the part of any holder of any
Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

 13.   REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

 13.1. REGISTRATION OF NOTES.

          The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

 13.2. TRANSFER AND EXCHANGE OF NOTES.

          Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the holder thereof) of the same series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of Exhibit 1-A, 1-B, 1-C or 1-D, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $500,000, provided that if necessary to enable the registration of
                    --------
transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $500,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

 13.3. REPLACEMENT OF NOTES.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

          (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a
                         --------
     nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000 in excess of the principal amount of such Notes, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

          (b) in the case of mutilation, upon surrender and cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Note of the same series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

 14. PAYMENTS ON NOTES.

 14.1. PLACE OF PAYMENT.

          Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York at the principal office of Morgan Guaranty Trust Company of New York in such jurisdiction. The Company may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

 14.2. HOME OFFICE PAYMENT.

          So long as you or your nominee shall be the holder of any Note, and not withstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule A, or by such other method or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this
Section 14.2.

 15. EXPENSES, ETC.

 15.1. TRANSACTION EXPENSES.

          Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including fees of a single financial advisor and reasonable attorneys' fees of a single special counsel for all Purchasers or all holders of Notes and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or
             -
determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a holder of any Note, and (b) the costs and expenses,
                                              -
including such single financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by you).

 15.2. SURVIVAL.

          The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement or the Notes, and the termination of this Agreement.

 16.   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

          All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement. Subject to the preceding sentence, this Agree ment and the Notes embody the entire agreement and understanding between you and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

 17.   AMENDMENT AND WAIVER.

 17.1. REQUIREMENTS.

          This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, except that (a) no amendment or waiver of any of the
                               -
provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of
              -
the holder of each Note at the time outstanding affected thereby, (i) subject to
                                                                   -
the provisions of Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amounts on, the Notes, (ii) change the percentage of the principal
                                   --
amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or
                         ---
20.

 17.2. SOLICITATION OF HOLDERS OF NOTES.

          (a) Solicitation.  The Company will provide each holder of the Notes
              ------------
(irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

          (b) Payment.  The Company will not directly or indirectly pay or cause
              -------
to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

 17.3. BINDING EFFECT, ETC.

          Any amendment or waiver consented to as provided in this Section 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

 17.4. NOTES HELD BY COMPANY, ETC.

          Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

 18. NOTICES.

          All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a
                  -
confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt
                       -
requested (postage prepaid), or (c) by a recognized overnight delivery service
                                 -
(with charges prepaid).  Any such notice must be sent:

          (i) if to you or your nominee, to you or it at the address specified for such com munications in Schedule A, or at such other address as you or it shall have specified to the Company in writing,

          (ii) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Company in writing, or

          (iii) if to the Company, to the Company at its address set forth at the beginning hereof to the attention of Paul Stanford, General Counsel, or at such other address as the Company shall have specified to the holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually received.

 19. REPRODUCTION OF DOCUMENTS.

          This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be
             -
executed, (b) documents received by you at the Closing (except the Notes
           -
themselves), and (c) financial statements, certificates and other information
                  -
previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

 20. CONFIDENTIAL INFORMATION.

          For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary, provided that such term does not
                                               --------
include information that (a) was publicly known or otherwise known to you prior
                          -
to the time of such disclosure, (b) subsequently becomes publicly known through
                                 -
no act or omission by you or any person acting on your behalf, (c) otherwise
                                                                -
becomes known to you other than through disclosure by the Company or any Subsidiary or (d) constitutes financial statements delivered to you under
               -
Section 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential
                          --------
Information to (i) your directors, officers, employees, agents, attorneys and
                -
affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (ii) your financial
                                                              --
advisors and other
professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this Section 20, (iii)
                                                                            ---
any other holder of any Note, (iv) any Institutional Investor to which you sell
                               --
or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person
                                                                -
from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal, state or other
                                              --
regulatory authority having jurisdiction over you, (vii) the National
                                                    ---
Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (viii) any other Person to which such delivery or
                              ----
disclosure may be necessary or appropriate (w) to effect compliance with any
                                            -
law, rule, regulation or order applicable to you, (x) in response to any
                                                   -
subpoena or other legal process, (y) in connection with any litigation to which
                                  -
you are a party or (z) if an Event of Default has occurred and is continuing,
                    -
to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this Section 20.

 21. SUBSTITUTION OF PURCHASER.

          You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this Section
21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

 22. MISCELLANEOUS.

 22.1. SUCCESSORS AND ASSIGNS.

          All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

 22.2. PAYMENTS DUE ON NON-BUSINESS DAYS.

          Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

 22.3. SEVERABILITY.

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

 22.4. CONSTRUCTION.

          Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

 22.5. COUNTERPARTS.

          This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

 22.6. GOVERNING LAW.

          This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                             *    *    *    *    *

  If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                              Very truly yours,

                              CALMAT CO.


                              By /s/ H. James Gallagher
                                 -----------------------------------------
                                 Title: Executive Vice President, Finance,
                                         Chief Financial Officer and
                                         Treasurer



                              By /s/ Edward J. Kelley
                                 -----------------------------------------
                                 Title: Senior Vice President,
                                         Corporate Development


The foregoing is hereby
agreed to as of the
date thereof.

[The forms of signature by each of the purchasers, as they appear in the respective Note Purchase Agreements, are set forth below.]


CENTURY LIFE OF AMERICA

By:  Century Investment Management Co.

     By /s/ Joseph P. Young
        ----------------------------------
         Name: Joseph P. Young
         Title:  Senior Investment Officer


CUNA MUTUAL INSURANCE SOCIETY

By:  Century Investment Management Co.

     By /s/ Joseph P. Young
        ----------------------------------
         Name: Joseph P. Young
         Title:  Senior Investment Officer

THE GREAT-WEST LIFE ASSURANCE COMPANY

By /s/ W.W. Lovatt
   -------------------------------------------------
    Name: W.W. Lovatt
    Title:  Vice President, Fixed Income Investments

By /s/ B.R. Allison
   -------------------------------------------------
    Name: B.R. Allison
    Title:  Manager, Bond Investments


GREAT-WEST LIFE & ANNUITY INSURANCE
  COMPANY

By /s/ Julie Bock
   -------------------------------------------------
    Name: Julie Bock
    Title:  Assistant Vice President

By /s/ E.A. Marr
   -------------------------------------------------
    Name: E.A. Marr
    Title:  Assistant Vice President,
             Private Placement Investments


GREAT AMERICAN INSURANCE COMPANY

By /s/ Ronald C. Hayes
   -------------------------------------------------
    Name: Ronald C. Hayes
    Title:  Assistant Vice President


THE SECURITY MUTUAL LIFE INSURANCE
  COMPANY OF LINCOLN, NEBRASKA

By /s/ Kevin W. Hammond
   -------------------------------------------------
    Name: Kevin W. Hammond
    Title:  Vice President, Chief Investment Officer


IL ANNUITY AND INSURANCE COMPANY

By /s/ Gene E. Trueblood
   -------------------------------------------------
    Name: Gene E. Trueblood
    Title:  Treasurer

SECURITY FIRST LIFE INSURANCE COMPANY

By /s/ R.J. Ritchie
   -------------------------------------------------
    Name: R.J. Ritchie
    Title:  Vice President, U.S. Fixed Income

By /s/ George Wu
   -------------------------------------------------
    Name: George Wu
    Title:  Analyst, U.S. Fixed Income


AMERITAS LIFE INSURANCE CORP.

By /s/ Patrick J. Henry
   -------------------------------------------------
    Name: Patrick J. Henry
    Title:  Vice President, Fixed Income Securities


MENNONITE MUTUAL AID ASSOCIATION

By /s/ Delmar King
   -------------------------------------------------
    Name: Delmar King
    Title:  Assistant Treasurer

By /s/ J.B. Miller
   -------------------------------------------------
    Name: J.B. Miller
    Title:  Vice President


PROVIDENT MUTUAL LIFE INSURANCE
  COMPANY

By /s/ S.C. Lange
   -------------------------------------------------
    Name: S.C. Lange
    Title:  Vice President


NATIONAL GUARDIAN LIFE INSURANCE
  COMPANY

By /s/ Robert A. Mucci
   -------------------------------------------------
    Name: Robert A. Mucci
    Title:  Assistant Vice President and Investment Officer

STATE FARM LIFE INSURANCE COMPANY

By /s/ John Concklin
   -------------------------------------------------
    Name: John Concklin
    Title:  Investment Officer

By /s/ W. Thomas Gardner
   -------------------------------------------------
    Name: W. Thomas Gardner
    Title:  Investment Officer


RELIASTAR LIFE INSURANCE COMPANY

By /s/ James V. Wittich
   -------------------------------------------------
    Name: James V. Wittich
    Title:  Authorized Representative


NORTHERN LIFE INSURANCE COMPANY

By /s/ James V. Wittich
   -------------------------------------------------
    Name: James V. Wittich
    Title:  Assistant Treasurer


WOODMEN ACCIDENT AND LIFE COMPANY

By /s/ A.M. McCray
   -------------------------------------------------
    Name: A.M. McCray
    Title:  Vice President and Assistant Treasurer


ASSURITY LIFE INSURANCE COMPANY

By /s/ M.F. Wilder
   -------------------------------------------------
    Name: M.F. Wilder
    Title:  Senior Vice President and Treasurer


NEW YORK LIFE INSURANCE COMPANY

By /s/ David L. Bangs
   -------------------------------------------------
    Name: David L. Bangs
    Title:  Investment Vice President

NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION

By /s/ Lydia S. Sangree
   -------------------------------------------------
    Name: Lydia S. Sangree
    Title:  Investment Vice President


SECURITY MUTUAL LIFE INSURANCE
  COMPANY OF NEW YORK

By /s/ William W. Atkin
   -------------------------------------------------
    Name: William W. Atkin
    Title:  Executive Vice President and
             Chief Financial Officer


NATIONAL LIFE INSURANCE COMPANY

By /s/ R. Scott Higgins
   -------------------------------------------------
    Name: R. Scott Higgins
    Title:  Vice President


THE MUTUAL LIFE INSURANCE COMPANY
  OF NEW YORK

By /s/ Suzanne E. Walton
   -------------------------------------------------
    Name: Suzanne E. Walton
    Title:  Managing Director

                                  SCHEDULE A

This Schedule A shows the names and addresses of the Purchasers under the foregoing Note and Guarantee Agreement and the respective principal amounts of Notes of each series to be purchased by each.

Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
AMERITAS LIFE INSURANCE CORP.           B        $5,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     First Bank Nebraska, NA
     ABA No. 104-000-029
     Ameritas Life Insurance Corp.
     Account No. 1-494-0070-0188

     with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment and all other communications:

     Ameritas Life Insurance Corp.
     5900 "O" Street
     Lincoln, NE  68510-2234
     Attn:  Finance Department

     Telecopy No. (402) 467-6970


     Tax ID No. 47-0098400

   Name and Address of Purchaser   Series   Principal Amount
--------------------------------   ------   ----------------

CENTURY LIFE OF AMERICA            B              $3,000,000
                                   C              $2,000,000

(Note registered in the name of Atwell & Co.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     The Chase Manhattan Bank, NA
     BNF = Funds Pending-DNI/ABS
     BBK = Chase Manhattan Bank/SSTO
     Account No. 900-9-002206
     A/C = 473-63300
     ABA No. 021000021

     with sufficient information to identify the source and application of such funds, including CUSIP, payment date, and principal, premium or interest on the security.

(2) Address for all notices in respect of payments and written confirmations of such wire transfers:

     CUNA Mutual Group
     Attn:  Investment Accounting, GG-12
     P.O. Box 391
     Madison, WI 53701


(3)  Address for all other communications:

     CUNA Mutual Group
     Securities Management Department
     5910 Mineral Point Road
     Madison, WI 53705

     Attn:  Private Placements

     Telecopy No. (608) 238-2315

(4)  Atwell Tax ID No. 13-6065575


Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
CUNA MUTUAL INSURANCE SOCIETY           B        $2,000,000

(Note registered in the name of Atwell & Co.)

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     The Chase Manhattan Bank, NA
     BNF = Funds Pending-DNI/ABS
     BBK = Chase Manhattan Bank/SSTO
     Account No. 900-9-002206
     A/C = 473-63300
     ABA No. 021000021

     with sufficient information to identify the source and application of such funds, including CUSIP, payment date, and principal, premium or interest on the security.

(2) Address for all notices in respect of payments and written confirmations of such wire transfers:

     CUNA Mutual Group
     Attn:  Investment Accounting, GG-12
     P.O. Box 391
     Madison, WI 53701


(3)  Address for all other communications:

     CUNA Mutual Group
     Securities Management Department
     5910 Mineral Point Road
     Madison, WI 53705

     Attn:  Private Placements

     Telecopy No. (608) 238-2315

(4)  Atwell Tax ID No. 13-6065575


Name and Address of Purchaser            Series    Principal Amount
-----------------------------            ------    ----------------
THE GREAT-WEST LIFE                           A          $3,000,000
  ASSURANCE COMPANY


(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     Citibank NYC/Cust
     ABA No. 021000089
     Account No. 091595
     Great-West Life Assurance Co. Bonds
     U.S.

     Special Instructions:

     (1) security description (PPN#)
     (2) allocation of payment between principal and interest, and
     (3) confirmation of principal balance.

(2) All notices of payment in respect of the Notes and written confirmation of each payment to:

    Citibank, N.A.
    Investor Services Division
    Securities Processing Services
    20 Exchange Place/Level C
    New York, New York 10043


(3) Notice for other communications:

    The Great-West Life Assurance Company
    100 Osborne Street
    Winnipeg, Manitoba
    Canada R2C 3A5
    Attn:  Securities Accounting

    Telecopy No.  (204) 946-8849

    pc:  Great-West Life & Annuity Insurance Company
         Investments Division
         8515 East Orchard Road, 3T2
         Englewood, Colorado 80111


Name and Address of Purchaser            Series    Principal Amount
-----------------------------            ------    ----------------
GREAT-WEST LIFE & ANNUITY                     A          $9,000,000
  INSURANCE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

     ABA No. 091-000-019 NW MPLS/TRUST
       CLEARING
     Account No. 08-40-245
     Attn:  GWL Acct#12468800

     Special Instructions:

     (1) security description (PPN#)
     (2) allocation of payment between principal and interest, and
     (3) confirmation of principal balance.

(2) All notices of payment in respect of the Notes and written confirmation of each payment to:

     Norwest Bank Minnesota, N.A.
     733 Marquette Ave., Investors Bldg., 5th Floor
     Minneapolis, Minnesota 55479-0047
     Attn:  Income Collections

(3) Notice for other Communications/Financial
    Statements, Trustee Reports, etc.:

     Great-West Life & Annuity Insurance Company
     8515 East Orchard Road,
     3rd Floor Tower 2
     Englewood, Colorado 80111
     Attention:  U.S. Private Placements
     Fax:  303-689-6193

Name and Address of Purchaser                 Series    Principal Amount
-----------------------------                 ------    ----------------
GREAT AMERICAN INSURANCE COMPANY                   A          $6,000,000

(Note to be registered in the name of Salkeld & Co.)

(1) All payments on account of the Notes shall be made by wire transfer to:

     ABA  #021 001 033
     Bankers Trust Company
     Attn:  99-911-196
     Credit Account:  Great American Insurance
                      Company
     Account #97960
     REF:  CalMat Company

(2) Address for all notices in respect of payment:

     Bankers Trust Company
     16 Wall Street 4th Floor
     New York, New York 10005
     Attn:  George Flores

     Telephone No.:  (212) 618-2207

     with a copy to:

     Great American Insurance Company
     c/o American Money Management Corporation
     One East Fourth Street, Third Floor
     Cincinnati, OH 45202

(3)  Address for all other notices:

     American Money Management Corporation
     Attn:  Bill Effler, Senior Vice President
     One East Fourth Street, Third Floor
     Cincinnati, OH 45202

     Salkeld & Co. Tax ID No. 13-6065491

Name and Address of Purchaser            Series           Principal Amount
-----------------------------            ------           ----------------
THE SECURITY MUTUAL LIFE INSURANCE            A                 $2,000,000
  COMPANY OF LINCOLN, NEBRASKA


(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    National Bank of Commerce
    13th & O Streets
    Lincoln, NE

    ABA No. 1040-0045
    Credit:  Security Mutual Life
    A/C #40-797-624

(2) Address for all notices in respect of payment:

    The Security Mutual Life Insurance Company of
    Lincoln, Nebraska
    Attn:  Investment Department
    200 Centennial Mall North (68508)
    P.O. Box 82448
    Lincoln, Nebraska 68501

    Tax ID No. 47-0293990

Name and Address of Purchaser            Series           Principal Amount
-----------------------------            ------           ----------------
IL ANNUITY AND INSURANCE COMPANY              B                 $2,000,000


(1) All principal and interest payments on the Notes shall be made by wire transfer of immediately available funds to:

    The Bank of New York
    New York, New York 10286
    BNF:  IOC 566
    ABA No. 021000018
    For credit to:  IL Annuity and Insurance Company
    Account #177832

    with sufficient information to identify
    payment as to principal and interest, issue identification and PPN #.

(2) Address for all notices in respect of payment:

    IL Annuity and Insurance Company #177832.
    c/o The Bank of New York
    Attn:  P&I Department
    P.O. Box 19266
    Newark, New Jersey 07195

(3) Address for all other communications:

    IL Annuity and Insurance Company
    P.O. Box 1230
    Indianapolis, Indiana 46206-1230
    Attn:  Securities Department

    Telecopy No.  (317) 927-3363

    Tax ID No. 35-1935680

Name and Address of Purchaser      Series   Principal Amount
--------------------------------   ------   ----------------

SECURITY FIRST LIFE INSURANCE      A              $2,000,000
  COMPANY                          B              $2,000,000
                                   C              $2,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Bank of New York
    1 Wall Street
    New York, NY  10286
    Account Name: Security First Group
                  Corporate Bond Account
    Account No. 328175
    ABA No. 021000018

    with sufficient information to identify
    the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment and all other communications:

    Security First Life Insurance Company
    c/o London Life Insurance Company
    255 Dufferin Avenue
    London, Ontario
    N6A 4K1 Canada

    Attn:  Manager U.S. Fixed Income
           (Private Placements)
           Securities Department

    Telephone No.:  (519) 432-5281
    Telecopy No.:   (519) 342-7447


    Security First Life Insurance
    Tax ID No. 540696644

Name and Address of Purchaser                 Series           Principal Amount
-----------------------------                 ------           ----------------
MENNONITE MUTUAL AID ASSOCIATION                   B                 $1,000,000

(Bond registered in the name of Agen & Co.)


    (1) All payments on account of the Bonds shall be made by wire transfer of immediately available funds to:

        Fifth Third Bank
        ABA #042000314
        for Mennonite Mutual Aid Association
        For Account Number 010032624500
        Attn:  Helen Seibert

        with sufficient information to identify the source and application of such funds including the PPN of the issue.

    (2) Address for all notices in respect of payment:

        Helen Seibert
        Fifth Third Bank
        38 Fountain Square Plaza
        Cincinnati, OH 45263
        Phone 513-579-5467
        Fax 513-579-5444

    (3) Address for all other communications:

        Delmar King
        Mennonite Mutual Aid Association
        1110 North Main Street
        P.O. Box 483
        Goshen, IN 46527-0483
        Phone 219-533-9511
        Fax 219-534-4381

        Telecopy No.  (612) 671-1943

        Tax ID No. 35-6059333

Name and Address of Purchaser        Series     Principal Amount
--------------------------------   ----------   ----------------

PROVIDENT MUTUAL LIFE                       A         $1,500,000
 INSURANCE COMPANY                          A         $1,500,000
                                            A         $2,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    PNC Bank
    Broad and Chestnut Streets
    Philadelphia, PN 19101
    ABA No. 031-000-053
    For credit to Provident
    Mutual Life Insurance Company
    Account No. 85-2000-4909

    with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment:

    Provident Mutual Life Insurance Company
    P.O. Box 1713
    Valley Forge, PA  19482-1717
    Attn:  Treasurer

    Telecopy No.  (610) 407-1322

(3) Address for all other communications:

    Provident Mutual Life Insurance Company
    1205 Westlakes Drive
    Berwyn, PA  19312-2405
    Attn:  Treasurer

    Telecopy No.  (610) 407-1322

    Tax ID No. 23-099-045-0

Name and Address of Purchaser            Series           Principal Amount
-----------------------------            ------           ----------------
NATIONAL GUARDIAN LIFE                        A                 $3,000,000
  INSURANCE COMPANY


(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Firstar Bank Madison
    P.O. Box 7900
    Madison, WI 53707

    ABA No. 075900465
    For Credit to:  National Guardian Life Insurance
    Account No. 311 700 397

    with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment:

    National Guardian Life Insurance Company
    Two East Gilman Street
    P.O. Box 1191
    Attn:  Investment Department
    Madison, WI 53701-1191

(3) Address for all other communications:

    National Guardian Life Insurance Company
    Two East Gilman Street
    P.O. Box 1191
    Attn:  Investment Department
    Madison, WI 53701-1191

    Telecopy No.  (608) 257-1318

    Tax ID No. 39-049-3780

Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
STATE FARM LIFE INSURANCE               A        $5,000,000
  COMPANY


(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    BK of NYC
    ABA No. 021000018
    IOC 111063
    For credit to:
    State Farm Life Insurance Company
    Account No. 342924

    with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices:

    State Farm Life Insurance Company
    Investment Dept. E-10
    One State Farm Plaza
    Bloomington, Illinois 61710

    Fax No.  309-766-7423

    Tax ID No. 37-0533090

(3) Send confirms to:

    State Farm Life Insurance Company
    Investment Accounting Dept. D-2
    One State Farm Plaza
    Bloomington, Illinois 61710

    Fax No.  309-766-7423

Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
RELIASTAR LIFE INSURANCE                B        $5,000,000
  COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    First National Bank N.A./Mpls
    601 2nd Avenue S.
    ABA No. 091000022
    Account #1102-4001-4461
    Attn:  Securities Accounting

    with sufficient information to identify the source and application of such funds, including the PPN of the issue, Coupon & Maturity.

(2) Address for all communications:

    Reliastar Investment Research, Inc.
    100 Washington Avenue South
    Suite 800
    Minneapolis, MN 55401-2147
    Ref:  Steve Nelson
    Fax:  (612) 372-5368

    Tax ID No. 41-0451140

Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
NORTHERN LIFE INSURANCE                 B       $10,000,000
  COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    First National Bank N.A./Mpls
    601 2nd Avenue S.
    ABA No. 091000022
    Account #1602-3237-6105
    Attn:  Securities Accounting

    with sufficient information to identify the source and application of such funds, including the PPN of the issue, Coupon & Maturity.

(2) Address for all communications:

    Reliastar Investment Research, Inc.
    100 Washington Avenue South
    Suite 800
    Minneapolis, MN 55401-2147
    Ref:  Steve Nelson
    Fax:  (612) 372-5368

    Tax ID No. 41-1295933


Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
WOODMEN ACCIDENT AND                    B        $1,500,000
  LIFE COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of Federal funds (identifying each payment as principal, premium or interest) to:

    First Bank Nebraska
    13 and M Streets
    Lincoln, Nebraska  68508
    ABA No. 1040 000 29

    For credit to
    Woodmen Accident and Life Company's
    General Fund
    Account No. 1-494-0092-9092

    with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment and all communications:

    Woodmen Accident and Life Company
    P.O. Box 82288
    Lincoln, Nebraska 68501
    Attn:  Securities Division

(3) Address for overnight courier shall be addressed as follows:

    Woodmen Accident and Life Company
    1526 K Street
    Lincoln, Nebraska 68508
    Attn:  Securities Division

    Telephone No. (402) 437-4313
    Telecopy No.  (402) 437-4392

    Tax ID No. 47-03392200

Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
ASSURITY LIFE INSURANCE                 B          $500,000
  COMPANY

(1) All payments on account of the Notes shall be made by wire transfer of Federal funds (identifying each payment as principal, premium or interest) to:

    Norwest Bank
    ABA No. 104 000058

    For credit to:
    Assurity Life Insurance Company
    Account No. 8180010137

    with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment and all communications:

    Assurity Life Insurance Company
    1526 K Street
    Lincoln, Nebraska 68508
    Attn:  Investment Operations

(3) Address for overnight courier and bond delivery shall be addressed as follows:

    Assurity Life Insurance Company
    1526 K Street
    Lincoln, Nebraska 68508
    Attn:  Investment Operations

    Telephone No. (402) 437-4313
    Telecopy No.   (402) 437-4392

    Tax ID No. 38-1843471


Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
NEW YORK LIFE INSURANCE                 C       $16,000,000
  COMPANY


(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Morgan Guaranty Trust Company of
          New York
    New York, NY  10015
    ABA No. 021-000-238
    For credit to the account of New York Life
      Insurance Company
    Account No. 810-00-000

    with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment:

    New York Life Insurance Company
    51 Madison Avenue
    New York, NY  10010-1603
    Attn:  Treasury Department
           Securities Income
           Section, Room 209

    Telecopy No.   (212) 447-4160

(3) Address for all other communications:

    New York Life Insurance Company
    51 Madison Avenue
    New York, NY  10010-1603
    Attn:  Investment Department
           Private Finance Group
           Room 206

    Telecopy No.  (212) 447-4122
    with copies of any notices regarding defaults or Events of Default under the operative documents to:

    New York Life Insurance Company
    51 Madison Avenue
    New York, NY  10010-1603
    Attn:  Office of the General Counsel
       Investment Section,
       Room 1104

    Telecopy No.  (212) 576-8340

    Tax ID No. 13-5582869

Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
NEW YORK LIFE INSURANCE AND             C        $5,000,000
  ANNUITY CORPORATION


(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Chase Manhattan Bank
    New York, NY
    ABA No. 021-000-021
    For credit to the account of New York Life
    Insurance and Annuity Corporation
    Account No. 008-0-57001

    with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment:

    New York Life Insurance and Annuity
       Corporation
    c/o New York Life Insurance Company
    51 Madison Avenue
    New York, NY  10010-1603
    Attn:  Treasury Department
           Securities Income
           Section, Room 209

    Telecopy No.   (212) 447-4160

(3) Address for all other communications:

    New York Life Insurance and Annuity
       Corporation
    c/o New York Life Insurance Company
    51 Madison Avenue
    New York, NY  10010-1603
    Attn:  Investment Department
           Private Finance Group
           Room 206

    Telecopy No.  (212) 447-4122
     with copies of any notices regarding defaults or Events of Default under the operative documents to:

     New York Life Insurance Company
     51 Madison Avenue
     New York, NY  10010-1603
     Attn:  Office of the General Counsel
            Investment Section,
            Room 1104

     Telecopy No.  (212) 576-8340

     Tax ID No. 13-3044743

Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
SECURITY MUTUAL LIFE INSURANCE          C        $2,000,000
  COMPANY OF NEW YORK

(1) All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "CalMat Co. Note due 2008, PPN number _______, payment due date and application as among principal, premium or interest") to:

    The Chase Manhattan Bank
    New York, New York
    ABA No. 021-000-021
    ChaseNYC/CTR/
    BNF = Income Processing Account
      #9009000200
    OBI = CalMat Co.
    For credit to the account of:
    Security Mutual Life Insurance Company of
      New York
    Account #G05831

    With advice of such payments to be addressed to:

    Security Mutual Life Insurance Company of
      New York
    100 Court Street
    P.O. Box 1625
    Binghamton, NY  13902

    with duplicate notice to:

    The Chase Manhattan Bank, N.A.
    Private Placement Servicing
    P.O. Box 5
    Bowling Green Station
    New York, NY  10275-0072
    Attn:  Security Mutual Private Placements

(2) All other notices and communications to be addressed to:

    Security Mutual Life Insurance Company of
      New York
    100 Court Street
    P.O. Box 1625
    Binghamton, NY  13902

    with duplicate notice to:

    The Chase Manhattan Bank, N.A.
    Private Placement Servicing
    P.O. Box 5
    Bowling Green Station
    New York, NY  10275-0072
    Attn:  Security Mutual Private Placements

(3) Tax ID No. 15-0442730

Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
NATIONAL LIFE INSURANCE COMPANY         C        $6,000,000

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    Chase Manhattan Bank, N.A.
    One Chase Manhattan Plaza
    New York, NY  10081
    ABA No. 021000021
    Account No. 910-4-017752

    with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment and all other communications:

    National Life Insurance Company
    National Life Drive
    Montpelier, VT  05604
    Attn:  Private Placements

    Telephone No. (802) 223-9324
    Telecopy No.   (802) 223-9329

    Tax ID No. 03-0144090

Name and Address of Purchaser      Series  Principal Amount
-----------------------------      ------  ----------------
THE MUTUAL LIFE INSURANCE               D       $15,000,000
  COMPANY OF NEW YORK

(1) All payments on account of the Notes shall be made by wire transfer of immediately available funds to:

    The Chase Manhattan Bank
    ABA No. 021000021
    For credit to :
    The Mutual Life Insurance Company
       of New York
    Account No. 321-023803

    with sufficient information to identify the source and application of such funds, including the PPN of the issue.

(2) Address for all notices in respect of payment:

    Glenpointe Marketing & Operations
    Center-MONY
    Glenpointe Center West
    500 Frank W. Burr Blvd.
    Teaneck, NJ  07666-6888
    Attn:  Securities Custody

    Telecopy No.  (201) 907-6979

(3) Address for all other communications:

    The Mutual Life Insurance Company
           of New York
    1740 Broadway
    New York, NY  10019
    Attn:  MONY Capital Management Unit

    Telecopy No.  (212) 708-2491

    Tax ID No. 13-1632487

                                                                      SCHEDULE B

                                 DEFINED TERMS
                                 -------------

     As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

     "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "CONTROL" means the possession, directly or indirectly, of the power to direct or cause the direction of the man agement and policies of a Person, whether through the ownership of voting securities, by con tract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

     "BUSINESS DAY" means (a) for the purposes of Section 8.7 only, any day
                           -
other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed, and (b) for the purposes of any
                                                   -
other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Los Angeles, California are required or authorized to be closed.

     "CAPITAL LEASE" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

     "CLOSING" is defined in Section 3.

     "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

     "COMPANY" means CalMat Co., a Delaware corporation, and any successor thereto pursuant to Section 10.2.

     "CONFIDENTIAL INFORMATION"  is defined in Section 20.

     "CONSOLIDATED INCOME AVAILABLE FOR INTEREST CHARGES" means, with respect to any period, Consolidated Net Income for such period adjusted as follows: (i) by subtracting all amounts included therein on account of (x) extraordinary gains (determined in accordance with GAAP) and (y) any equity interest of the Company in the unremitted earnings of any Person other than a Subsidiary; and (ii) by adding back all amounts deducted in the computation thereof on account of (x) extraordinary losses (determined in accordance with GAAP), (y) Interest Charges and (z) taxes imposed on or measured by income or excess profits.

     "CONSOLIDATED NET INCOME" means, with respect to any period, the consolidated net income (or loss) of the Company and its Subsidiaries for such period (taken as a cumulative whole) as determined in accordance with GAAP.

     "CONSOLIDATED NET WORTH" means, at any time, the sum of (i) the par value of the capital stock of the Company (excluding treasury and unissued stock),
(ii) the amount of the paid-in capital and retained earnings of the Company and its Subsidiaries and (iii) minority interests in the stock of Subsidiaries, in each case as such amounts would be shown on a consolidated balance sheet of the Company and its Subsidiaries as of such time prepared in accordance with GAAP.

     "CONSOLIDATED SENIOR FUNDED INDEBTEDNESS" means, at any time, all Consolidated Total Funded Indebtedness at such time which is not Subordinated Indebtedness.

     "CONSOLIDATED TOTAL ASSETS" means, at any time, the total assets of the Company and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

     "CONSOLIDATED TOTAL CAPITALIZATION" means, at any time, the sum of (i) Consolidated Net Worth and (ii) Consolidated Total Funded Indebtedness at such time.

     "CONSOLIDATED TOTAL FUNDED INDEBTEDNESS" means, at any time, all Funded Indebtedness of the Company and its Subsidiaries at such time determined on a consolidated basis in accordance with GAAP.

     "DEFAULT" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

     "DEFAULT RATE" means that rate of interest that is the greater of (i) 2%
                                                                        -
per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (ii) 2% over the Prime Rate.
                 --

     "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

     "ERISA AFFILIATE" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

     "EVENT OF DEFAULT" is defined in Section 11.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "FUNDED INDEBTEDNESS" of any Person means all Indebtedness of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures, or which is otherwise payable or unpaid, one year or more from, or is directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more (including, without limitation, an option of such obligor under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of one year or more) from, the date of the creation thereof (including in any event the current maturities of any such Indebtedness).

     "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

     "GOVERNMENTAL AUTHORITY"  means

     (a)  the government of

          (i) the United States of America or any State or other political subdivision thereof, or

          (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

     (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

     "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collec tion) of such Person guaranteeing or in effect guaranteeing any indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such
Person:

     (a) to purchase such indebtedness or obligation or any property constituting security therefor;

     (b) to advance or supply funds (i) for the purchase or payment of such
                                     -
  indebtedness or obligation, or (ii) to maintain any working capital or other
                                  --
  balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such indebtedness or obligation;

     (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such indebtedness or obligation of the ability of any other Person to make payment of the indebtedness or obligation; or

     (d) otherwise to assure the owner of such indebtedness or obligation against loss in respect thereof.

In any computation of the indebtedness or other liabilities of the obligor under any Guaranty, the indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

     "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

     "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

     "INDEBTEDNESS" with respect to any Person means, at any time, without duplication,

     (a) its liabilities for borrowed money and its redemption obligations in respect of mandatorily redeemable Preferred Stock;

     (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

     (c) all liabilities appearing on its balance sheet in accordance with GAAP in respect of Capital Leases;

     (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities);

     (e) all its liabilities in respect of letters of credit or instruments serving a similar function (excluding reimbursement obligations in respect of undrawn standby letters of credit issued as collateral, surety bonds, performance bonds and similar items) issued or accepted for its account by banks and other financial institutions (whether or not representing obligations for borrowed money); and

     (f) any Guaranty of such Person with respect to liabilities of a type described in any of clauses (a) through (e) hereof.

Indebtedness of any Person shall include all obligations of such Person of the character described in clauses (a) through (f) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP.

     "INSTITUTIONAL INVESTOR" means (a) any original purchaser of a Note, (b)
                                     -                                     -
any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan
                                 -
association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

     "INTEREST CHARGES" means, with respect to any period, all interest and fee expense paid or accrued by the Company and its Subsidiaries during such period in respect of all Indebtedness of the Company and its Subsidiaries (including the imputed interest in respect of Capital Leases), determined on a consolidated basis in accordance with GAAP.

     "INTEREST COVERAGE RATIO" means, at any time, the ratio of (x) Consolidated Income Available for Interest Charges for the period of four consecutive fiscal quarters of the Company ending on, or most recently ended prior to, such time to
(y) Interest Charges for such four-quarter period.

     "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person

(including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

     "MAKE-WHOLE AMOUNT" is defined in Section 8.7.

     "MATERIAL" means material in relation to the business, operations, affairs, financial con dition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

     "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the
                                                                   -
business, operations, affairs, financial condition, assets or properties of the Company and its Subsid iaries taken as a whole, or (b) the ability of the
                                                     -
Company to perform its obligations under this Agreement and the Notes, or (c)
                                                                           -
the validity or enforceability of this Agreement or the Notes.

     "MEMORANDUM" is defined in Section 5.3.

     "MULTIEMPLOYER PLAN" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

     "NOTES" is defined in Section 1.

     "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company whose responsibilities extend to the subject matter of such certificate.

     "OTHER AGREEMENTS" is defined in Section 2.

     "OTHER PURCHASERS" is defined in Section 2.

     "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

     "PERSON" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

     "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

     "PREFERRED STOCK" means any class of capital stock of a corporation that is preferred over any other class of capital stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

     "PRIME RATE" means the "Prime Rate" quoted in The Wall Street Journal under
                                                   -----------------------
the caption "Money Rates" from time to time (or, if The Wall Street Journal
                                                    -----------------------
shall no longer be published or shall no longer quote such rate, any comparable publication mutually agreed upon by the Required Holders and the Company which so quotes such rate).

     "PROPERTY" or "PROPERTIES" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

     "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

     "REQUIRED HOLDERS" means, at any time, the holders of more than 50% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

     "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this agreement.

     "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

     "SENIOR FINANCIAL OFFICER" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

     "SUBORDINATED INDEBTEDNESS" means any Indebtedness of the Company which is subordinate in right of payment to the Notes and other Indebtedness of the Company.

     "SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership or joint venture can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

     "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

                                 SCHEDULE 4.9

                 Change in Corporate Structure or Jurisdiction

[As of the Closing Date, the Company has not changed its jurisdiction of incorporation or been party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.]

                                  SCHEDULE 5.

                           Disclosure of Information

          The Company has received a shareholder resolution and supporting statement for inclusion in the Company's proxy statement and presentation at the Company's annual shareholder's meeting pursuant to Rule 14a-8 under the Exchange Act. The resolution recommends that the Board of Directors immediately engage the services of a nationally recognized investment banker to explore all alternatives to enhance the value of the Company. The resolution states that these alternatives should include, but not be limited to, the possible sale, merger or other transaction involving the Company. Passage of this resolution and any subsequent action taken by the Board of Directors in response to such passage could change the Company's prospects.

                                 SCHEDULE 5.4


BOARD OF DIRECTORS OF CALMAT CO.
-------------------------------

Argue, John C.
Brown, Arthur
Conger, Harry M.
Dezember, Rayburn S.
Gerstell, A. Frederick
Grant, Jr., Richard A.
Heyler, Grover R.
Huston, William T.
Jenkins, William
Landry, Edward A.
Lee, Thomas L.
Linden, Thomas M.
Peeler, Stuart T.



OFFICERS OF CALMAT CO.
---------------------

A. Frederick Gerstell    Chairman of the Board and Chief Executive Officer

R. Bruce Rieser          President and Chief Operating Officer

Scott J Wilcott          Executive Vice President, Law and Property

Paul Stanford            Executive Vice President, General Counsel and Secretary

H. James Gallagher       Executive Vice President, Finance, Chief Financial
                         Officer & Treasurer

Earl G. Anderson, Jr.    Executive Vice President, Construction Materials

Edward J. Kelly          Senior Vice President, Corporate Development

Carlos S. Hernandez      Vice President, Asphalt Marketing and Promotions

Norman A. Dangelo        Vice President, Management Information Systems

                                                             Scedule 5.4, Page 1

Gene R. Block            Vice President, Legislative Affairs

Mason O. Dickerson       Vice President, Human Resources

Brian W. Ferris          Assistant General Counsel and Assistant Secretary

Brent L. Stumme          Vice President, Controller

Christine A. McVeigh     Assistant Secretary

Daniel C. Parker         Assistant Treasurer

Richard S. Yamashita     Assistant Treasurer



ACTIVE SUBSIDIARIES OF CALMAT CO.
---------------------------------
(All subsidiaries listed below are 100% owned by CalMat Co., or one of its wholly-owned subsidiaries, and incorporated in California unless otherwise indicated.)

Allied Concrete & Materials Co. (Arizona)
Allied Concrete, Inc. (Arizona) (Subsidiary of Allied Concrete & Materials Co.) CalMat Co. of Arizona (Arizona)
CalMat Co. of New Mexico (New Mexico)
CalMat Land Co.
CalMat Leasing Co.  (Arizona)
CalMat of Central California
CalMat Properties Co.
CC Plaza Co. (Subsidiary of CalMat Properties Co.)
Mission Valley Development Co. (Subsidiary of CalMat Properties Co.)
River Vista Development Co. (Subsidiary of CalMat Properties Co.)
Kirst Construction Co., Inc.
Azusa Rock, Inc. (Subsidiary of Kirst Construction Co., Inc.)
Palomar Transit Mix Co.
Reliance Land Co.
Reliance Transport Co.
Rio Norte Este Co.
River Bend Corp.
Sanger Rock and Sand
Sloan Canyon Sand Co.

                                                            Schedule 5.4, Page 2

Triangle Rock Products, Inc.
Western Environmental Contracting, Inc.
Western Thermal Soils Co.



INACTIVE SUBSIDIARIES OF CALMAT CO.
-----------------------------------
(All subsidiaries listed below are 100% owned by CalMat Co., or one of its wholly-owned subsidiaries, and incorporated in California unless otherwise indicated.)

Albuquerque Gravel Products Co. (New Mexico)
Bakersfield Ready Mix, Inc.
California Materials Company
Conrock Co.
Conrock Property Development Corp.
Consolidated Rock Products Co.
Industrial Asphalt, Inc.
Moreno Valley Sand & Gravel, Inc.
Oceanside Ready Mix Co.
Rio Vista Hotel Co. (Subsidiary of CalMat Properties Co.)
Sweetwater Aggregates Co.



JOINT VENTURES OF CALMAT CO.
----------------------------

Avenida Encinas Associates
                    CC Plaza Co. (50%)
                    Rio Norte Este Co. (50%)

Plaza Associates
                    CC Plaza Co. (50%)
                    Rio Norte Este Co. (50%)

Sweetwater Aggregates
                    CalMat Co. (90%)
                    Richard Lang (5%)
                    Juan Alonso (5%)


                                                            Schedule 5.4, Page 3

                                  SCHEDULE 5.5

                  Financial Statements provided to Purchasers



a)      1994 CalMat Co. Annual Report (included in Memorandum)

b)      1995 CalMat Co. Annual Report (included in Memorandum)

c) Securities and Exchange Commission Form lOQ for the period ended June 30, 1996. (included in Memorandum)

d) Securities and Exchange Commission Form lOQ for the period ended September 30, 1996. (included with this Schedule 5.5)

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 10-Q

(Mark One)
[X] QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

               FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 1996

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     FOR THE TRANSITION PERIOD FROM _____________ TO ________________

     Commission File Number 1-7035

                                   CALMAT CO.

--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                                                   95-0645790
 ------------------------------                              -----------------
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                               Identification No.)

3200 San Fernando Road, Los Angeles, California                      90065
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (ZIP Code)

Registrant's telephone number, including area code          (213) 258-2777
                                                            --------------

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.
                                                               YES [X]  NO [ ]

APPLICABLE ONLY TO ISSUERS INVOLVED IN BANKRUPTCY PROCEEDINGS DURING THE PRECEDING FIVE YEARS:

Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court.
                                                               YES [ ]  NO [ ]

APPLICABLE ONLY TO CORPORATE ISSUERS:

Indicate the number of shares outstanding of each of the issuer's classes of common stock, as of the latest practicable date.

23,240,312 shares of Common Stock were outstanding at November 11, 1996.

                                   CALMAT CO.

                                     INDEX
                                     -----

                                                                                           PAGE
PART I - FINANCIAL INFORMATION

      Item 1.  Financial Statements

               (a)  Consolidated Balance Sheets:
                    September 30, 1996 and December 31, 1995                                 3

               (b)  Consolidated Statements of Operations:
                    For the Three and Nine Months Ended September 30, 1996 and 1995          4

               (c)  Consolidated Statements of Cash Flow:
                    For the Nine Months Ended September 30, 1996 and 1995                    5

               (d)  Notes to the Consolidated Financial Statements                           6

      Item 2.   Management's Discussion and Analysis of Financial
                Condition and Results of Operations                                          7

PART II - OTHER INFORMATION

     Item 6.                     Exhibits and Reports on Form 8-K                            10

     Signatures                                                                              11

                                  CALMAT CO.

                          CONSOLIDATED BALANCE SHEETS
                            (amounts in thousands)

                                                                                        September 30,     December 31,
                                                                                            1996             1995
                                                                                        -------------     ------------
                                                                                         (unaudited)
     ASSETS

Current assets:
 Cash and cash equivalents                                                                 $    853       $       -
 Trade accounts receivable, less allowance
   for discounts and doubtful accounts
   ($5,700 in 1996 and $4,570 in 1995)                                                       69,400          62,274
 Inventories                                                                                 13,798          11,705
 Prepaid expenses and other                                                                   4,227           3,265
 Deferred income taxes                                                                        9,361           9,361
 Installment notes receivable-current portion                                                   398           7,217
                                                                                           --------       ---------
        Total current assets                                                                 98,037          93,822
Installment notes receivable and other assets                                                20,151          20,670
Investment in and advances to affiliates                                                      1,293           1,236
Costs in excess of net assets of business acquired, net                                      50,833          52,102
Property, plant and equipment, at cost:
 Land and deposits                                                                          188,030         166,995
 Buildings, machinery and equipment                                                         493,947         465,631
 Construction in progress                                                                    32,604          40,082
                                                                                           --------       ---------
                                                                                            714,581         672,708
 Less:  Accumulated depreciation and depletion                                             (294,386)       (281,008)
                                                                                           --------       ---------
     Property, plant and equipment, net                                                     420,195         391,700
                                                                                           --------       ---------
     Total assets                                                                          $590,509       $ 559,530
                                                                                           ========       =========

     LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                                                          $ 25,137       $  23,753
 Accrued liabilities                                                                         37,323          32,687
 Notes and bonds payable - current portion                                                    8,848             110
 Income taxes payable                                                                         3,421           1,403
 Dividends payable                                                                            2,325           2,318
                                                                                           --------       ---------
   Total current liabilities                                                                 77,054          60,271
Notes and bonds payable - long term portion                                                  94,773          84,321
Other liabilities and deferred credits                                                       31,540          30,670
Deferred income taxes                                                                        52,980          53,119
                                                                                           --------       ---------
   Total liabilities                                                                        256,347         228,381
                                                                                           --------       ---------
Stockholders' Equity:
 Common stock                                                                                23,237          23,182
 Additional paid-in capital                                                                  41,472          40,588
 Retained earnings                                                                          269,453         267,379
                                                                                           --------       ---------
   Total stockholders' equity                                                               334,162         331,149
                                                                                           --------       ---------
   Total liabilities and stockholders' equity                                              $590,509       $ 559,530
                                                                                           ========       =========

See accompanying notes to consolidated financial statements.

                                  CALMAT CO.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
           (unaudited, amounts in thousands, except per share data)



                                                    Three months ended               Nine months ended
                                                        September 30,                   September 30,
                                                    1996            1995            1996             1995
                                                  --------        --------        --------         --------
Revenues:
 Net sales and operating revenues                  $114,978        $100,254        $300,542         $267,108
 Gains on sales of real estate                          832               0           2,632            3,828
 Other income                                           750             608           2,724            2,927
                                                   --------        --------        --------         --------
                                                    116,560         100,862         305,898          273,863
                                                   --------        --------        --------         --------

Costs and expenses:
 Cost of products sold and operating expenses        96,573          86,161         257,379          233,358
 Selling, general and administrative expenses         9,208           8,314          28,532           26,451
 Interest expense                                     1,668             847           3,945            1,829
 Other expense                                          516             437           1,346            1,752
 Special charge                                           0               0               0            2,000
                                                   --------        --------        --------         --------
                                                    107,965          95,759         291,202          265,390
                                                   --------        --------        --------         --------

Income before taxes                                   8,595           5,103          14,696            8,473

Federal and state income taxes                        3,401           1,888           5,658            3,135
                                                   --------        --------        --------         --------

Net income                                         $  5,194        $  3,215        $  9,038         $  5,338
                                                   ========        ========        ========         ========

Per Share Data:

Net income                                         $   0.22        $   0.14        $   0.39         $   0.23
                                                   ========        ========        ========         ========

Weighted average shares outstanding                  23,252          23,184          23,236           23,179
                                                   ========        ========        ========         ========

Cash dividends per share                           $   0.10        $   0.10        $   0.30         $   0.30
                                                   ========        ========        ========         ========

See accompanying notes to consolidated financial statements.

                                  CALMAT CO.

                      CONSOLIDATED STATEMENTS OF CASH FLOW
                       (unaudited, amounts in thousands)

                                                        Nine months ended
                                                          September 30,
                                                        1996        1995
                                                      --------    --------
OPERATING ACTIVITIES:
 Net income                                           $  9,038    $  5,338
 Depreciation, cost depletion and amortization          23,309      23,008
 Other                                                  (4,649)      2,202
                                                      --------    --------
   Cash provided by operating activities                27,698      30,548
                                                      --------    --------


INVESTING ACTIVITIES:
 Purchase of property, plant and equipment             (50,323)    (42,895)
 Proceeds from sale of real estate                       2,827      18,114
 Acquisition of business, net, of cash acquired              0     (11,682)
 Other                                                   7,162      (4,582)
                                                      --------    --------
   Cash used for investing activities                  (40,334)    (41,045)
                                                      --------    --------

FINANCING ACTIVITIES:
 Notes payable to banks                                 19,250      15,750
 Principal payments on notes and bonds payable             (60)        (30)
 Payment of cash dividends                              (6,960)     (6,947)
 Other                                                   1,259         800
                                                      --------    --------
   Cash provided by financing activities                13,489       9,573
                                                      --------    --------

Increase/(decrease) in cash and cash equivalents           853        (924)
   Balance, beginning of period                              0       2,139
                                                      --------    --------
   Balance, end of period                             $    853    $  1,215
                                                      ========    ========

See accompanying notes to consolidated financial statements.

                                  CALMAT CO.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (unaudited)


1. In the opinion of management, information furnished herein reflects all adjustments necessary for a fair presentation of the financial position and results of operations for the interim periods. There have been no changes in the significant accounting policies as discussed in Note 1 of Notes to Financial Statements contained in the Company's 1995 Annual Report on Form 10-K.

2. Earnings per common equivalent share (common shares adjusted for dilutive effect of common stock options) have been computed by dividing net income for each period by the weighted-average equivalent shares of common stock outstanding.

3. Included in cash at September 30, 1996 was $0.9 million of proceeds from the sale of real estate held in trust for potential tax-deferred real estate exchanges.

4. Certain prior year amounts have been restated to conform to the current year's presentation.

                                  CALMAT CO.


Item 2. Management's Discussion and Analysis of Financial Condition and Results
-------------------------------------------------------------------------------
of Operations
-------------

Results of Operations
---------------------

The Company reported net income of $5.2 million, or $0.22 per share, for the third quarter of 1996, compared with $3.2 million, or $0.14 per share, for the prior year's third quarter. Net income was $9.0 million, or $0.39 per share, for the nine months ended September 30, 1996, compared with net income of $5.3 million, or $0.23 per share, for the comparable period in 1995. The nine-month period in 1995 includes a special charge of $1.2 million, after-tax, or $0.05 per share, related to a consolidation of certain Construction Materials operations.

Business segment information for the three and nine months ended September 30, 1996 and 1995 is as follows:


                                         Three Months Ended            Nine Months Ended
                                           September 30,                  September 30,
                                         1996         1995               1996         1995
                                       ---------   ----------          --------     --------
                                                  (unaudited, amounts in thousands)
Revenues:

Construction Materials                 $109,448     $ 95,099             $284,077    $252,468
Properties - Operations                   5,530        5,155               16,465      14,640
Properties - Real Estate Sales              832            0                2,632       3,828
Corporate and other                         750          608                2,724       2,927
                                       --------     --------             --------    --------
                                       $116,560     $100,862             $305,898    $273,863
                                       ========     ========             ========    ========
                                         Three Months Ended            Nine Months Ended
                                           September 30,                  September 30,
                                         1996         1995               1996         1995
                                       ---------   ----------          --------     --------
                                                  (unaudited, amounts in thousands)
Income before income taxes:

Construction Materials                 $  9,743     $  5,713             $ 16,990    $  9,020
Properties - Operations                   2,658        2,274                7,486       5,817
Properties - Real Estate Sales              832            0                2,632       3,828
Corporate and other                      (2,927)      (2,503)              (8,962)     (8,170)
Interest expense                         (1,668)        (847)              (3,945)     (1,829)
Other income (expense)                      (43)         466                  495       1,807
Special charge (a)                            0            0                    0      (2,000)
                                       --------     --------             --------    --------
                                       $  8,595     $  5,103             $ 14,696    $  8,473
                                       ========     ========             ========    ========

(a) Charge related to a consolidation of certain Construction Materials operations.

Income before income taxes by segment represents total revenues less direct operating expenses, segment selling, general and administrative expenses and certain allocated corporate general and administrative expenses. Corporate and other includes corporate administrative expenses and support expenses not allocated to business segments. Other income (expense) includes interest income, gains/losses on sale of fixed assets and other miscellaneous items.

                                  CALMAT CO.


Construction Materials Division
-------------------------------

Sales volumes are shown below.


Amounts in Thousands  (unaudited)            Three Months Ended             Nine Months Ended
--------------------                            September 30,                 September 30,

                                              1996          1995           1996            1995
                                             ------        ------         ------          ------
Aggregates:
Tons sold to outside customers               4,589         3,889          12,164           9,493
Tons used in ready mixed concrete              767           800           2,331           2,158
Tons used in asphalt                         1,573         1,272           3,801           3,483
                                             -----         -----          ------          ------
                                             6,929         5,961          18,296          15,134
                                             =====         =====          ======          ======
Tons of hot-mix asphalt sold                 2,297         1,968           5,448           5,338
                                             =====         =====          ======          ======
Yards of ready mixed concrete sold             630           597           1,800           1,626
                                             =====         =====          ======          ======

Revenues in the Construction Materials Division were $109.4 million in the third quarter of 1996, up $14.3 million, or 15% compared with the corresponding 1995 period, and $284.1 million in the first nine months of 1996, up $31.6 million, or 13% compared with the same period in 1995. The revenue increase for the current quarter and nine-month period was due to higher unit sales volumes for aggregates, ready mixed concrete and asphalt and higher average selling prices for aggregates and ready mixed concrete.

The Division's pre-tax income from operations was $9.7 million in the most recent quarter compared with $5.7 million in the year earlier period. The year earlier quarter included $2.1 million of incremental out-of-pocket costs incurred in connection with an organized labor strike which affected the Company's Los Angeles area operations. The improved results reflected higher earnings from aggregates and ready mixed concrete operations. Sales volumes increased 16% for aggregates and 6% for ready mixed concrete, and average selling prices increased 5% for aggregates and 3% for ready mixed concrete. Unit production costs increased 3% for aggregates operations. Asphalt results declined during the current quarter, despite a 17% increase in sales volumes as weak prices and increasing costs caused a significant decline in gross profit margins. Asphalt unit production costs increased 5% of which approximately 30% was the result of higher liquid asphalt costs. Aggregates and asphalt sales volumes in the third quarter of 1995 were negatively impacted by the Los Angeles area organized labor strike.

The Division's pre-tax income from operations for the first nine months was $17.0 million compared with $9.0 million in the 1995 period, which included $2.1 million of incremental out-of-pocket costs incurred as a result of the Los Angeles area organized labor strike. The improved earnings largely stem from the Company's aggregates operations which had 21% higher sales volumes, 2% higher average selling prices and 2% lower unit production costs. Aggregates sales volumes increased because of higher demand in most of the Company's markets and the adverse effect of the Los Angeles area organized labor strike on 1995 volumes. Also contributing to the improved earnings were the Company's ready mixed concrete operations where sales volumes increased 11% and average selling prices increased 2%. Partially offsetting the improved results were lower earnings from asphalt operations, caused by weak prices and 6% higher unit production costs, of which 40% was the result of increased costs of liquid asphalt.

Although the California economy has begun to show signs of improvement, the southern California economy, where the Company has significant operations, has clearly lagged the rest of the state. Construction activity generally remains sluggish in most of the Company's California markets. The Company's asphalt operations in particular have been hurt by a lack of highway and street work.

                                  CALMAT CO.

Properties Division
-------------------

Revenues in the Properties Division, excluding gains on sales of real estate, were $5.5 million in the third quarter of 1996, up $0.3 million from revenues of $5.2 million in the corresponding 1995 period, and $16.5 million in the first nine months of 1996, up $1.9 million from $14.6 million in the first nine months of 1995. The increase in the nine-month period is primarily due to increased revenues from landfill operations.

The Division's pre-tax income from operations increased to $3.5 million for the third quarter of 1996 compared with $2.3 million in the prior year's third quarter. The current quarter includes $0.8 million of gains from real estate sales compared with no gains in the prior year's quarter. Excluding real estate gains, pre-tax income from operations increased $0.4 million as improved results in developed and undeveloped properties more than offset a slight decline in landfill operations.

The Division's pre-tax income from operations increased to $10.1 million in the first nine months of 1996 compared with $9.6 million in the prior period. Gains from real estate sales of $2.6 million are included in 1996 versus gains of $3.8 million in 1995. Excluding real estate gains, pre-tax income from operations increased $1.7 million. All segments of the division delivered improved results, with landfill operations accounting for the largest share.


Liquidity and Capital Resources
-------------------------------

Cash and cash equivalents amounted to $0.9 million at September 30, 1996 compared with $0.0 million at December 31, 1995. Cash provided by operating activities was $27.7 million for the nine months ended September 30, 1996. Cash used for investing activities was $40.3 million, including $50.3 million for the purchase of property, plant, and equipment, offset by a decrease of installments receivable of $6.4 million, and proceeds from the sales of real estate of $2.8 million. Cash provided by financing activities was $13.5 million, including a $19.2 million net increase in debt, partially offset by cash dividends. Working capital totaled $21.0 million at September 30, 1996, down from $33.6 million at December 31, 1995. The primary reason for the decrease in working capital was the classification of $8.7 million of debt to "Current liabilities" based on scheduled maturities. Current ratios were 1.3 and 1.6 at September 30, 1996 and December 31, 1995, respectively.

Total consolidated long-term and short-term borrowings at September 30, 1996 and December 31, 1995 were $103.6 million and $84.4 million, respectively. Debt as a percent of total capitalization was 23.7% and 20.3%, at September 30, 1996 and December 31, 1995, respectively.

                                  CALMAT CO.

                          PART II - OTHER INFORMATION



Item 6. Exhibits and Reports on Form 8-K
----------------------------------------


(a)    Exhibit 27. Financial Data Schedule

(b) No reports on Form 8-K were filed during the quarter ended September 30, 1996.

                                  CALMAT CO.


                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   CALMAT CO.
                                       ----------------------------------
                                                  (Registrant)



Date:  November 12, 1996            By:  /s/ R. Bruce Rieser
                                       ----------------------------------
                                        R. Bruce Rieser
                                        President
                                        and Chief Operating Officer


Date:  November 12, 1996            By: /s/ Edward J. Kelly
                                       ----------------------------------
                                        Edward J. Kelly
                                        Senior Vice President, Treasurer
                                        and Chief Accounting Officer

                                 SCHEDULE 5.8

                           Disclosure of Litigation

None

                                  Schedule 5.9

                                     Taxes

          In 1990, Onoda California, Inc., ("Onoda") and the Company consummated a transaction whereby the Company distributed to Onoda all of its shares of stock in California Portland Cement Company ("CPC") in exchange for certain shares of stock of the Company that were then held by Onoda. In addition, prior to 1990, certain other related transactions were accomplished, including the Company's contribution of certain assets to CPC and CPC's distribution of all of its shares of stock in one of its subsidiaries to the Company (along with the Company's distribution of the CPC stock to Onoda, the "Onoda Transactions"). The Onoda Transactions were reported as tax-free transactions for federal income tax purposes. Based on an analysis of the tax law in effect at the time of the Onoda Transactions, the Company believes that this treatment of the Onoda Transactions is correct, and has not established financial statement reserves for this matter. The Internal Revenue Service (the "IRS") audit of the 1990 tax year is now in progress. There can be no assurance that the IRS will not challenge the Company's position regarding the proper tax treatment of the Onoda Transactions. If the IRS does challenge the Company's position and is ultimately successful in denying the Company's treatment of the Onoda Transactions, the resulting tax liability would have a Material Adverse Effect.

                                 SCHEDULE 5.11

                            Licenses, Permits, etc.

None.

                                SCHEDULE 5.14
                               USE OF PROCEEDS
                                (in Thousands)


                                              BEFORE                     AFTER
                                             FUNDING      ADJUSTMENTS   FUNDING
                                            --------      -----------  --------

Cash and cash equivalents                          0         12,200      12,20O

DEBT
Notes payable to banks                       (66,000)        66,000           0
Existing senior notes                        (35,000)        35,000           0
Senior notes covered by this agreement                     (115,000)   (115,000)
Municipal improvement bond                    (1,371)                    (1,371)
                                            --------       --------    --------
  TOTAL DEBT                                (102,371)       (14,000)   (116,371)

CLOSING EXPENSES
Interest existing senior notes                                1,003
Make-whole existing senior notes                                220
Interest notes payable to banks                                  74
Merrill Lynch Fee                                               403
Legal Fees                                                      100
                                                              -----
TOTAL CLOSING EXPENSES                                        1,800


                                 SCHEDULE 5.15
                             EXISTING INDEBTEDNESS
                          CALMAT CO. AND SUBSIDIARIES
                                (in Thousands)


INDEBTEDNESS
  Notes payable to banks                        $ 67,250
  Senior notes                                    35,000
  Capital Leases*                                    454
  Municipal improvement bonds**                    1,371
                                                --------
        TOTAL INDEBTEDNESS                      $104,075
                                                ========

* CAPITAL LEASES
  Azusa Rock                                         365
  CalMat New Mexico                                   89
                                                 -------
  TOTAL CAPITAL LEASES                               454

**  MUNICIPAL IMPROVEMENT BONDS

DESCRIPTION                          PRINCIPAL     RATE             COLLATERAL
Rio Vista Lots 2-4 & 7                   21        5.5% - 7.7%      Lien on Property for amount of taxes
Rio Vista West (FSDRIP) Lots A&B       1350        6.5% - 7.7%      Lien on Property for amount of taxes
                                     ------
                                     $1,371

LIENS NOT PERMITTED UNDER SECTION 10.7

  None

                                                                     EXHIBIT 1-A

                                [FORM OF NOTE]


                                  CALMAT CO.

               7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. [_____]                                                               [Date]
$[_______]                                                       PPN 131271 A# 5

     FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [______________________], or registered assigns, the principal sum of [______________________________] DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.19% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
         -
Section 20 of the Note Purchase Agreements and (ii) to have made the
                                                --
representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Note shall be construed and enforced in accordance with the laws of the State of New York.

                    CALMAT CO.


                    By_________________________
                      Title:


                    By_________________________
                      Title:

                                                                     EXHIBIT 1-B

                                [FORM OF NOTE]


                                  CALMAT CO.

               7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. [_____]                                                               [Date]
$[_______]                                                       PPN 131271 B* 8

     FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [______________________], or registered assigns, the principal sum of [______________________________] DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
         -
Section 20 of the Note Purchase Agreements and (ii) to have made the
                                                --
representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Note shall be construed and enforced in accordance with the laws of the State of New York.

                    CALMAT CO.


                    By_________________________
                      Title:


                    By_________________________
                      Title:

                                                                     EXHIBIT 1-C

                                [FORM OF NOTE]


                                  CALMAT CO.

               7.53% SERIES C SENIOR NOTE DUE DECEMBER 15, 2008

No. [_____]                                                               [Date]
$[_______]                                                       PPN 131271 B@ 6

     FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [______________________], or registered assigns, the principal sum of [______________________________] DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.53% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.53% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
         -
Section 20 of the Note Purchase Agreements and (ii) to have made the
                                                --
representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Note shall be construed and enforced in accordance with the laws of the State of New York.

                    CALMAT CO.


                    By_________________________
                      Title:


                    By_________________________
                      Title:

                                                                     EXHIBIT 1-D

                                [FORM OF NOTE]


                                  CALMAT CO.

               7.66% SERIES D SENIOR NOTE DUE DECEMBER 15, 2011

No. [_____]                                                               [Date]
$[_______]                                                       PPN 131271 C* 7

     FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to [______________________], or registered assigns, the principal sum of [______________________________] DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2011, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.66% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.66% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

     Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

     This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
         -
Section 20 of the Note Purchase Agreements and (ii) to have made the
                                                --
representation set forth in Section 6.2 of the Note Purchase Agreements.

     This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

     This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

     If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

     This Note shall be construed and enforced in accordance with the laws of the State of New York.

                    CALMAT CO.


                    By_________________________
                      Title:


                    By_________________________
                      Title:

                                                                  EXHIBIT 4.4(a)

                      FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE COMPANY


                           Matters To Be Covered In
                   Opinion of Special Counsel To the Company
                   -----------------------------------------


     1. Each of the Company and its Subsidiaries being duly incorporated, validly existing and in good standing and having requisite corporate power and authority to issue and sell the Notes and to execute and deliver the documents.

     2. Each of the Company and its Subsidiaries being duly qualified and in good standing as a foreign corporation in appropriate jurisdictions.

     3. Due authorization and execution of the documents and such documents being legal, valid, binding and enforceable.

     4. No conflicts with charter documents, laws or other agreements.

     5. All consents required to issue and sell the Notes and to execute and deliver the documents having been obtained.

     6. No litigation questioning validity of documents.

     7. The Notes not requiring registration under the Securities Act of 1933, as amended; no need to qualify an indenture under the Trust Indenture Act of 1939, as amended.

     8. No violation of Regulations G, T or X of the Federal Reserve Board.

     9. Company not an "investment company", or a company "controlled" by an "investment company", under the Investment Company Act of 1940, as amended.

                                                                  EXHIBIT 4.4(b)

                      FORM OF OPINION OF SPECIAL COUNSEL
                               TO THE PURCHASERS



                                   [TO COME]

                                  CALMAT CO.

               7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. A-1                                                      December 18, 1996
$3,000,000                                                     PNN 131271 A# 5

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to THE GREAT-WEST LIFE ASSURANCE COMPANY, or registered assigns, the principal sum of THREE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.19% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements .

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                             CALMAT CO.

                             By  /s/ H. James Gallagher
                             --------------------------------
                             Title: Executive Vice President, Finance
                                    Chief  Financial Officer and Treasurer

                             By  /s/ Edward J. Kelly
                             --------------------------------
                             Title: Senior Vice President,
                                    Corporate Development

                                 CALMAT   CO.

               7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. A-2                                                       December 18, 1996
$9,000,000                                                      PPN 131271 A# 5

          FOR VALUE RECEIVED, the undersigned CALMAT CO. (herein called the "Company), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY, or registered assigns, the principal sum of NINE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.19% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.


                                CALMAT CO.

                                By  /s/  H. James Gallagher
                                  ------------------------------
                                  Title: Executive Vice President, Finance
                                         Chief Financial Officer and Treasurer

                                By  /s/  Edward J. Kelly
                                  ------------------------------
                                  Title: Senior Vice President,
                                         Corporate Development

                                  CALMAT CO.

               7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. A-3                                                      December 18, 1996
$6,000,000                                                     PPN 131271 A# 5

        FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to SALKELD & CO., or registered assigns, the principal sum of SIX MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of
                               -
7.19% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment
              -
(including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime
                                           -            --
Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.


                               CALMAT CO.

                               By   /s/ H. James Gallagher
                                 ------------------------------
                                 Title: Executive Vice President, Finance
                                        Chief Financial Officer and Treasurer

                               By   /s/ Edward J. Kelly
                                 ------------------------------
                                 Title: Senior Vice President,
                                        Corporate Development

                                  CALMAT CO.

                  7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. A-4                                                       December 18, 1996
$2,000,000                                                      PPN 131271 A# 5


          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to THE SECURITY MUTUAL LIFE INSURANCE COMPANY OF LINCOLN, NEBRASKA, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.19% per annum from
          -
 the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b)
                                                                            -
 to the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime Rate (as defined in
                          -            --
 said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                             CALMAT CO.

                             By    /s/ H. James Gallagher
                                --------------------------------
                                Title: Executive Vice President, Finance
                                       Chief Financial Officer and Treasurer

                             By    /s/ Edward J. Kelly
                                --------------------------------
                                Title: Senior Vice President,
                                       Corporate Development

                                  CALMAT CO.

               7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. A-5                                                       December 18, 1996
$2,000,000                                                      PPN 131271 A# 5


          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to SECURITY FIRST LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                    -
 unpaid balance thereof at the rate of 7.19% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                              -
 permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
     -            --
 Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                             CALMAT CO.

                             By    /s/ H. James Gallagher
                                --------------------------------
                                Title: Executive Vice President, Finance
                                       Chief Financial Officer and Treasurer

                             By    /s/ Edward J. Kelly
                                --------------------------------
                                Title: Senior Vice President,
                                       Corporate Development

                                  CALMAT CO.

                  7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. A-6                                                    December 18, 1996
$1,500,000                                                   PPN 131271 A# 5

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to PROVIDENT MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.19% per annum from
         -
the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to
                                                                           -
the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime Rate (as defined in
                         -            --
said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                             CALMAT CO.

                             By    /s/ H. James Gallagher
                                --------------------------------
                                Title: Executive Vice President, Finance
                                       Chief Financial Officer and Treasurer

                             By    /s/ Edward J. Kelly
                                --------------------------------
                                Title: Senior Vice President,
                                       Corporate Development

                                  CALMAT CO.

                  7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. A-7                                                    December 18, 1996
$1,500,000                                                   PPN 131271 A# 5

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to PROVIDENT MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.19% per annum from
         -
the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to
                                                                           -
the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime Rate (as defined in
                         -            --
said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.


                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                   -----------------------------
                                   Title: Executive Vice President, Finance
                                          Chief Financial Officer and Treasurer

                                By  /s/ Edward J. Kelly
                                   -----------------------------
                                   Title: Senior Vice President,
                                          Corporate Development

                                  CALMAT CO.

                7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. A-8                                                       December 18, 1996
$2,000,000                                                      PPN 131271 A# 5

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to PROVIDENT MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance
                                                      -
thereof at the rate of 7.19% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by
                                               -
law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2%
                                                            -            --
over the Prime Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.


                                 CALMAT CO.

                                 By /s/ H. James Gallagher
                                    -----------------------------
                                 Title: Executive Vice President, Finance
                                        Chief Financial Officer and Treasurer

                                 By /s/ Edward J. Kelly
                                    -----------------------------
                                 Title: Senior Vice President,
                                        Corporate Development

                                  CALMAT CO.

                  7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003


No. A-9                                                     December 18, 1996
$3,000,000                                                    PPN 131271 A# 5

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NATIONAL GUARDIAN LIFE INSURANCE COMPANY, or registered assigns, the principal sum of THREE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.19% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                   -----------------------------
                                   Title: Executive Vice President, Finance
                                          Chief Financial Officer and Treasurer

                                By  /s/ Edward J. Kelly
                                   -----------------------------
                                   Title: Senior Vice President,
                                          Corporate Development

                                  CALMAT CO.

                7.19% SERIES A SENIOR NOTE DUE DECEMBER 15, 2003

No. A-10                                                 December 18, 1996
$5,000,000                                                 PPN 131271 A# 5


          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to STATE FARM LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2003, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.19% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.19% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                             CALMAT CO.

                             By /s/ H. James Gallagher
                               ------------------------------
                               Title: Executive Vice President, Finance
                                      Chief Financial Officer and Treasurer

                             By /s/ Edward J. Kelly
                               ------------------------------
                               Title: Senior Vice President,
                                      Corporate Development

                                  CALMAT  CO.

                  7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-1                                                    December 18, 1996
$5,000,000                                                   PPN 131271 B* 8


          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to AMERITAS LIFE INSURANCE CORP., or registered assigns, the principal sum of FIVE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance
                                                  -
thereof at the rate of 7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by
                                               -
law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2%
                                                            -            --
over the Prime Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                             CALMAT CO.

                             By  /s/ H. James Gallagher
                                --------------------------------
                                Title: Executive Vice President, Finance
                                       Chief Financial Officer and Treasurer

                             By  /s/ Edward J. Kelly
                                --------------------------------
                                Title: Senior Vice President,
                                       Corporate Development

                                  CALMAT CO.

                7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-2                                                  December 18, 1996
$3,000,000                                                 PPN 131271 B* 8

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ATWELL & CO., or registered assigns, the principal sum of THREE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the
                                       -
rate of 7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment
                      -
(including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2% over the Prime
                                           -            --
Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note in a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                             CALMAT CO.

                             By   /s/ H. James Gallagher
                                  --------------------------------
                                  Title: Executive Vice President, Finance
                                         Chief Financial Officer and Treasurer

                             By   /s/ Edward J. Kelly
                                  --------------------------------
                                  Title: Senior Vice President,
                                         Corporate Development

                                  CALMAT CO.

                 7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-3                                                  December 18, 1996
$2,000,000                                                 PPN 131271 B* 8


          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ATWELL & CO., or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of
                               -
7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment
              -
(including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2% over the Prime
                                           -            --
Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                             CALMAT CO.

                             By  /s/ H. James Gallagher
                                --------------------------------
                                Title: Executive Vice President, Finance
                                       Chief Financial Officer and Treasurer

                             By  /a/ Edward J. Kelly
                                --------------------------------
                                Title: Senior Vice President,
                                       Corporate Development

                                CALMAT CO.

                  7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-4                                                   December 18, 1996
$2,000,000                                                  PPN 131271 B* 8


         FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to IL ANNUITY AND INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance
                                                      -
thereof at the rate of 7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by
                                               -
law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2%
                                                            -            --
over the Prime Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

                  7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-5                                                        December 18, 1996
$2,000,000                                                       PPN 131271 B* 8

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to SECURITY FIRST LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid
                                                         -
balance thereof at the rate of 7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by
                                               -
law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2%
                                                            -            --
over the Prime Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

                  7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-6                                                        December 18, 1996
$1,000,000                                                       PPN 131271 B* 8

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to AGEN & CO., or registered assigns, the principal sum of ONE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of
                               -
7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment
              -
(including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2% over the Prime
                                           -            --
Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

               7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-7                                                        December 18, 1996
$5,000,000                                                       PPN 131271 B* 8

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to RELIASTAR LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance thereof, (i) to have agreed to the confidentiality
                                    -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

               7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-8                                                        December 18, 1996
$10,000,000                                                      PPN 131271 B* 8

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NORTHERN LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TEN MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance
                                                      -
thereof at the rate of 7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by
                                               -
law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2%
                                                            -            --
over the Prime Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

               7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-9                                                       December 18, 1996
$1,500,000                                                      PPN 131271 B* 8

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to WOODMAN ACCIDENT AND LIFE COMPANY, or registered assigns, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.45% per annum from
         -
the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to
                                                                           -
the extent permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2% over the Prime Rate (as defined in
                         -            --
said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

               7.45% SERIES B SENIOR NOTE DUE DECEMBER 15, 2006

No. B-10                                                       December 18, 1996
$500,000                                                         PPN 131271 B* 8

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ASSURITY LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE HUNDRED THOUSAND DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2006, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.45% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.45% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and in continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

               7.53% SERIES C SENIOR NOTE DUE DECEMBER 15, 2008

No. C-1                                                        December 18, 1996
$2,000,000                                                       PPN 131271 B@ 6

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to ATWELL & CO., or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of
                               -
7.53% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment
              -
(including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.53% or (ii) 2% over the Prime
                                           -            --
Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements .

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

               7.53% SERIES C SENIOR NOTE DUE DECEMBER 15, 2008

No. C-2                                                        December 18, 1996
$2,000,000                                                       PPN 131271 B@ 6

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to SECURITY FIRST LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                      -
unpaid balance thereof at the rate of 7.53% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.53% or (ii) 2% over the Prime Rate (as defined in said Note
    -            --
Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

        This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                   CALMAT CO.

               7.53% SERIES C SENIOR NOTE DUE DECEMBER 15, 2008

No. C-3                                                        December 18, 1996
$16,000,000                                                      PPN 131271 B@ 6

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NEW YORK LIFE INSURANCE COMPANY, or registered assigns, the principal sum of SIXTEEN MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.53% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.53% or (ii) 2% over the Prime Rate (as defined in said Note
    -            --
Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

               7.53% SERIES C SENIOR NOTE DUE DECEMBER 15, 2008

No. C-4                                                        December 18, 1996
$5,000,000                                                       PPN 131271 B@ 6

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION, or registered assigns, the principal sum of FIVE MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a)
                                                                            -
on the unpaid balance thereof at the rate of 7.53% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.53% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

                7.53% SERIES C SENIOR NOTE DUE DECEMBER 15, 2008

No. C-5                                                        December 18, 1996
$2,000,000                                                       PPN 131271 B@ 6

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to CUDD & CO, or registered assigns, the principal sum of TWO MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of
                               -
7.53% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law, on any overdue payment
              -
(including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.53% or (ii) 2% over the Prime
                                           -            --
Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

               7.53% SERIES C SENIOR NOTE DUE DECEMBER 15, 2008

No. C-6                                                        December 18, 1996
$6,000,000                                                       PPN 131271 B@ 6

          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to NATIONAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of SIX MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2008, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance
                                                      -
thereof at the rate of 7.53% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by
                                               -
law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.53% or (ii) 2%
                                                            -            --
over the Prime Rate (as defined in said Note Purchase Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                CALMAT CO.

                                By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer


                                By  /s/ Edward J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President,
                                           Corporate Development

                                  CALMAT CO.

               7.66% SERIES D SENIOR NOTE DUE DECEMBER 15, 2011

No. D-1                                                       December 18, 1996
$15,000,000                                                     PPN 131271 C* 7


          FOR VALUE RECEIVED, the undersigned, CALMAT CO. (herein called the "Company"), a corporation organized and existing under the laws of the State of Delaware, hereby promises to pay to THE MUTUAL LIFE INSURANCE COMPANY OF NEW YORK, or registered assigns, the principal sum of FIFTEEN MILLION DOLLARS (or so much thereof as shall not have been prepaid) on December 15, 2011, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the
                                                                   -
unpaid balance thereof at the rate of 7.66% per annum from the date hereof, payable semiannually, on the 15th day of June and December in each year, commencing with June 15 or December 15 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent
                                                             -
permitted by law, on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.66% or (ii) 2% over the Prime Rate (as defined in said Note Purchase
    -            --
Agreements).

          Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at the principal office of Morgan Guaranty Trust Company of New York in New York, New York or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

          This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of December 18, 1996 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality
                                   -
provisions set forth in Section 20 of the Note Purchase Agreements and (ii) to
                                                                        --
have made the representation set forth in Section 6.2 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note of the same series for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

          This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

          This Note shall be construed and enforced in accordance with the laws of the State of New York.

                                  CALMAT CO.

                                  By  /s/ H. James Gallagher
                                    --------------------------------------------
                                    Title: Executive Vice President, Finance
                                           Chief Financial Officer and Treasurer



                                  By  /s/ A.J. Kelly
                                    --------------------------------------------
                                    Title: Senior Vice President
                                           Corporate Development

                         CERTIFICATE OF INCORPORATION

                                      OF

                                  CALMAT CO.

                                                        PAGE 1
                              STATE OF DELAWARE

                        [SEAL OF THE STATE OF DELAWARE]

                          OFFICE OF SECRETARY OF STATE

                                --------------

        I, MICHAEL RATCHFORD, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

AMENDMENT OF "CALMAT CO." FILED IN THIS OFFICE ON THE TWENTIETH DAY OF MAY, A.D.

1992, AT 9 O'CLOCK A.M.
                                * * * * * * * *

                                                /s/ Michael Ratchford
[SEAL OF THE DEPARTMENT OF STATE               ------------------------
             DELAWARE]                            SECRETARY OF STATE

                                                AUTHENTICATION: *3456740
                                                          DATE: 05/20/92

                          CERTIFICATE OF AMENDMENT OF

                          CERTIFICATE OF INCORPORATION


         CalMat Co., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of CalMat Co.,

resolutions were duly adopted setting forth a proposed amendment of the

Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

                 RESOLVED, That the Certificate of Incorporation of this corporation be amended by adding a new Article numbered "ELEVENTH"; said Article shall be and read in full as follows:

             (a) The Company shall not engage in any transaction constituting "greenmail" as defined in subparagraph (b), below.

             (b) For the purposes of this Article ELEVENTH, "greenmail" means "any consideration transferred by the Company (or any person acting in concert with the Company) to directly or indirectly acquire stock of the Company from any stockholder if:

                 (1) such stockholder held such stock (as determined
             under Internal Revenue Code Section 1223 as in effect on November 14, 1989) for less than 2 years before entering into the agreement to make the transfer,

                 (2) at some time during the 2-year period ending on
             the date of such acquisition:

                     (a) such stockholder,

                     (b) any person acting in concert with such
                 stockholder, or

                     (c) any person who is related to such stockholder
                 or person described in subparagraph (b), made or threatened to make a public tender offer for stock of the Company, and

                 (3) such acquisition is pursuant to an offer which
             was not made on the same terms to all stockholders."

             (c) For purposes of this Article ELEVENTH:

                 (1) the term "public tender offer" means any offer to
             purchase or otherwise acquire stock or assets in the Company if such offer was or would be required to be filed or registered with any federal or state agency regulating securities;

                 (2) a person is related to another person if the
             relationship between such persons would result in the disallowance of losses under IRC Section 267 or 707(b) (as in effect on November 14, 1989); and

                 (3) payments made in connection with, or in
             transactions related to, an acquisition of stock shall be treated as paid in such an acquisition.

             (d) The Board of Directors shall have the power to determine, for the purposes of this Article ELEVENTH, on the basis of information available to the Board of Directors, whether Article ELEVENTH is applicable to any transaction, and such determination shall be made in good faith and be conclusive and binding for all purposes of this Article ELEVENTH.

         SECOND: That thereafter, pursuant to resolution of its Board of

Directors, a special meeting of the stockholders of said corporation was duly called and held, upon notice in accordance with Section 222 of the General

Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

         THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of

Delaware.

         FOURTH: That the capital of said corporation shall not be reduced under or by reason of said amendment.

         IN WITNESS WHEREOF, said CalMat Co. has caused this certificate to be signed by A. Frederick Gerstell, its President, and Paul Stanford, its

Secretary, this first day of May 1992.



                                   By:   /s/ A. F. Gerstell
                                       ---------------------------------------
                                                     President



                               Attest:   /s/ Paul Stanford
                                       ---------------------------------------
                                                     Secretary

                          [SEAL OF THE STATE OF DELAWARE]

                                     STATE
                                      OF
                                   DELAWARE

                         OFFICE OF SECRETARY OF STATE

            I, Michael Harkins, Secretary of State of the State of Delaware, do hereby certify that the attached is a true and correct copy of
            Certificate of       Amendment
                           --------------------------------------------------
            filed in this office on      April 30, 1987
                                    -----------------------------------------




                                         /s/ Michael Harkins
                                         -----------------------------------
                                         Michael Harkins, Secretary of State

[SEAL OF THE DEPARTMENT OF STATE         BY:  /s/ H. Davis
       OF DELAWARE]                      -----------------------------------

                                         DATE:     May 24, 1990
                                         -----------------------------------


Form 130

                            CERTIFICATE OF AMENDMENT
                                       OF
                            RESTATED CERTIFICATE OF
                                 INCORPORATION
                                       OF
                                   CALMAT CO.


         It is hereby certified that:

         1. The Restated Certificate of Incorporation of the corporation is hereby amended by:

             a. striking out Article FOURTH thereof and substituting in lieu of said Article the following new Article:

                "FOURTH: (A) The total number of shares of all classes
             of capital stock which this corporation shall have authority to issue is One Hundred and Five Million
             (105,000,000) shares, of which One Hundred Million
             (100,000,000) shares shall be Common Stock, par value
             One Dollar ($1.00) per share, and Five Million
             (5,000,000) shares shall be Preferred Stock, par value One Dollar ($1.00) per share.

                "(B) The Board of Directors is expressly authorized
             at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

                     "(1) The designation of and number of shares
                 constituting such series;

                     "(2) The dividend rate of such series, the
                 conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other class of capital stock or series thereof and whether such dividends shall be cumulative or noncumulative;

                     "(3) Whether the shares of such series shall be
                 subject to redemption by the corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                     "(4) The terms and amount of any sinking fund
                 provided for the purchase or redemption of the shares of such series;

                     "(5) Whether or not the shares of such series
                 shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of this corporation, and, if provision be made for conversion or exchange, the time, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

                     "(6) Whether or not the shares of such series
                 shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms and conditions of such voting rights;

                     "(7) The restrictions, if any, on the issue or
                 reissue of any additional Preferred Stock; and

                     "(8) The rights of the holders of the shares of
                 such series upon the dissolution of, or upon the distribution of assets of, the corporation.

                     "(C) At all elections of directors of this
                 corporation, each holder of Common Stock of this corporation shall be entitled to as many votes as shall equal the number of votes which, except for provisions of this Section (C), he would be entitled to cast for the election of directors with respect to his shares of Common Stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute such votes among the number of directors to be voted for, or for any two or more of them as he may see fit.

                     "(D) The Board of Directors may issue additional
                 capital stock of the corporation, option rights or other securities having conversion or option rights without first offering them to the stockholders of any class.

                     "(E) The corporation shall make, not less than
                 once annually, periodic reports to its security holders, which reports shall include profit and loss statements and balance sheets prepared in accordance with sound business and accounting practice."

                 b. adding as totally new articles Articles NINTH and
             TENTH which read in full as follows:

                     "NINTH: A director of the corporation shall under
                 no circumstances be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit.

                     "TENTH: The corporation shall indemnify each
                 officer and director of the corporation to the fullest extent allowed by law, except as otherwise provided in the corporation's By-laws."

         2. The amendments of the Restated Certificate of Incorporation herein certified have been duly adopted in accordance with the provisions of Sections 222 and 242 of the General Corporation Law of the State of Delaware.

         Signed and attested to on April 27, 1987.


                                     /s/ A. Frederick Gerstell
                                     ----------------------------------------
                                     A. Frederick Gerstell
                                     President



Attest


/s/ Scott J. Wilcott
-------------------------------------
Scott J. Wilcott
Secretary



STATE OF CALIFORNIA    )
                       )  SS.:
COUNTY OF LOS ANGELES  )

         BE IT REMEMBERED that, on April 27, 1987, before me, a Notary Public duly authorized by law to take acknowledgement of deeds, personally came A. Frederick Gerstell, President of CalMat Co., who duly signed the foregoing instrument before and acknowledged that such signing is the act and deed of said corporation, and that the facts stated therein are true.

         GIVEN under my hand on April 27, 1987.
                                --------


[NOTARY SEAL                           /s/ Faye A. Barnes
                                     ----------------------------------------
OF FAYE A. BARNES]                                  Notary Public

                                 [SEAL OF THE
                              STATE OF DELAWARE]

                                     STATE
                                       OF
                                    DELAWARE

                         OFFICE OF SECRETARY OF STATE



                   I, Michael Harkins, Secretary of State of
                   the State of Delaware, do hereby certify
                   that the attached is a true and correct
                   copy of Restated Certificate of
                           -----------------------
                   Incorporation filed in this office on
                   -------------
                   June 27, 1984
                   -------------




[SEAL OF THE                           /s/ Michael Harkins
DEPARTMENT OF                        ---------------------------------------
STATE OF DELAWARE]                     Michael Harkins, Secretary of State

                                     BY: /s/ H. Davis
                                         -----------------------------------

                                     DATE:     May 24, 1990
                                           ---------------------------------

                     RESTATED CERTIFICATE OF INCORPORATION

                                      OF

                                  CONROCK CO.

             (Originally incorporated incorporated under the name
             "Consolidated Rock Products Co." on January 28, 1929)

         CONROCK CO. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors of Conrock Co., resolutions were duly adopted setting forth proposed amendments to the Restated Certificate of Incorporation of said corporation and declaring said amendments advisable and directing that the amendments be considered at a Special Meeting of Shareholders called by the corporation. The Resolutions setting forth the proposed amendments are as follows:

             "RESOLVED that Article FIRST of the Restated Certificate of Incorporation of this corporation shall be amended to read in full as follows:

                 FIRST: the name of the corporation is CalMat Co.

                 RESOLVED, that Article FOURTH of the Restated
             Certificate of Incorporation of this corporation shall be amended to read in full as follows:

                 FOURTH: (A) The total number of shares of all classes
             of capital stock which this corporation shall have authority to issue is Fifty-Five Million (55,000,000) shares of which Fifty Million (50,000,000) shares shall be Common Stock, par value One Dollar ($1.00) per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value One Dollar ($1.00) per share.

                 B) The Board of Directors is expressly authorized at
             any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

                 (1) The designation of and number of shares constituting such series;

                 (2) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or of any other class of capital stock or series thereof and whether such dividends shall be cumulative or noncumulative;

                 (3) Whether the shares of such series shall be subject to redemption by the corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

                 (4) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

                 (5) Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of this corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

                 (6) Whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms and conditions of such voting rights;

                 (7) The restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

                 (8) The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the corporation.

             (C) At all elections of directors of this corporation, each holder of Common Stock of its corporation shall be entitled to as many votes as shall equal the number of votes which, except for provisions of this Section (C), he would be entitled to cast for the election of directors with respect to his shares of Common Stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute such votes among the number of directors to be voted for, or for any two or more of them as he may see fit.

             (D) The Board of Directors may issue additional capital stock of the corporation, option rights or other securities having conversion or option rights without first offering them to the stockholders of any class.

             (E) The corporation shall make, not less than once annually, periodic reports to its security holders, which reports shall include profit and loss statements and balance sheets prepared in accordance with sound business and accounting practice."

         SECOND: That at a meeting of the Board of Directors of Conrock Co. a resolution was duly adopted setting forth a proposed Restated Certificate of Incorporation of said corporation (including said proposed amendments), declaring said Restated Certificate of Incorporation to be advisable to said corporation and its shareholders and proposing said Restated Certificate of Incorporation for approval at the Special Meeting of Shareholders called by said corporation. The resolution setting forth the Restated Certificate of Incorporation is as follows:

                 "RESOLVED, subject to shareholder approval of the
             Combination, that the Restated Certificate of Incorporation of this corporation be, and the same hereby is, amended to read in its entirety as set forth in the Restated Certificate of Incorporation of this corporation attached as Exhibit A hereto."

         THIRD: That pursuant to a resolution of its Board of Directors, the Special Meeting of Shareholders of said corporation was duly called and held, upon notice and accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the Restated Certificate of Incorporation, including said amendments, set forth in Exhibit A hereto.

         FOURTH: That the Restated Certificate of Incorporation of said corporation, including said amendments, was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Conrock Co. has caused this Restated Certificate of Incorporation to be signed by William Jenkins, its President, and attested by Scott J Wilcott, its Secretary, this 27 day of June, 1984.
                                     --

                                     CONROCK CO.



                                     By   /s/ William Jenkins
                                        -----------------------------------
                                               William Jenkins
                                               President


Attest:


/s/ Scott J Wilcott
-------------------------------------
Scott J Wilcott
Secretary

                     RESTATED CERTIFICATE OF INCORPORATION
                                OF CONROCK CO.

                   (originally incorporated under the name
                       "Consolidated Rock Products Co."
                             on January 28, 1929)

        FIRST: The name of the corporation is CalMat Co..

        SECOND: The address of its registered office in the State of Delaware is 306 South State St. in the City of Dover, County of Kent. The name of its registered agent at such address is the United States Corporation Company.

        THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        FOURTH: (A) The total number of shares of all classes of capital stock which this corporation shall have authority to issue is Fifty-Five Million (55,000,000) shares of which Fifty Million (50,000,000) shares shall be Common Stock, par value One Dollar ($1.00) per share, and Five Million (5,000,000) shares shall be Preferred Stock, par value One Dollar ($1.00) per share.

        (B) The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, and as are not stated and expressed in this Certificate of Incorporation, or any amendment thereto, including (but without limiting the generality of the foregoing) the following:

            (1) The designation of and number of shares constituting such series;

            (2) The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or of any other class of capital stock or series thereof and whether such dividends shall be cumulative or noncumulative;

            (3) Whether the shares of such series shall be subject to redemption by the corporation, and, if made subject to such redemption, the times, prices and other terms and conditions of such redemption;

            (4) The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

            (5) Whether or not the shares of such series shall be convertible into or exchangeable for shares of any other class or classes or of any other series of any class or classes of capital stock of this corporation, and, if provision be made for conversion or exchange, the times, prices, rates, adjustments, and other terms and conditions of such conversion or exchange;

            (6) Whether or not the shares of such series shall have voting rights, in addition to the voting rights provided by law, and, if so, the terms and conditions of such voting rights;

            (7) The restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

            (8) The rights of the holders of the shares of such series upon the dissolution of, or upon the distribution of assets of, the corporation.

                                   Exhibit A

     (C) At all elections of directors of this corporation, each holder of Common Stock of this corporation shall be entitled to as many votes as shall equal the number of votes which, except for provisions of this Section (C), he would be entitled to cast for the election of directors with respect to his shares of Common Stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute such votes among the number of directors to be voted for, or for any two or more of them as he may see fit.

     (D) The Board of Directors may issue additional capital stock of the corporation, option rights or other securities having conversion or option rights without first offering them to the stockholders of any class.

     (E) The corporation shall make, not less than once annually, periodic reports to its security holders, which reports shall include profit and loss statements and balance sheets prepared in accordance with sound business and accounting practice.

     FIFTH: The corporation is to have perpetual existence.

     SIXTH: All of the powers of this corporation, insofar as the same may be lawfully vested by this Certificate of Incorporation in the Board of Directors, are hereby conferred upon the Board of Directors of this corporation. In furtherance and not in limitation of that power, the Board of Directors shall have the power to make, adopt, alter, amend and repeal from time to time by-laws of this corporation, subject to the right of the shareholders entitled to vote with respect thereto to alter and repeal by-laws made by the Board of Directors.

     SEVENTH: This corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, unless such right is specifically qualified in this Certificate of Incorporation or any amendments thereto, and all rights conferred upon stockholders herein are granted subject to this reservation.

     EIGHTH: (A) The affirmative vote of the holders of not less than 60% of the outstanding shares of capital stock of this corporation, which shall include the affirmative vote of at least 50% of the outstanding shares of capital stock held by shareholders other than the "related person" (as hereinafter defined), shall be required for the approval or authorization of any "business combination" (as hereinafter defined) of this corporation with any related person; provided, however, that such 60% voting requirement shall not be applicable if:

        (1) The business combination was approved by the Board of Directors of the corporation either (a) prior to the acquisition by such related person of the beneficial ownership of 5% or more of the outstanding shares of the capital stock of the corporation, or (b) after such acquisition, but only so long as such related person has sought and obtained the unanimous approval by the Board of Directors of such acquisition of more than 5% of the capital stock prior to such acquisition being consummated; or

        (2) The business combination is solely between this corporation and another corporation, 50% or more of the voting stock of which is owned by this corporation and none of which is owned by a related person; provided that each shareholder of this corporation receives the same type of consideration in such transaction in proportion to his stockholdings.

     (B) For the purposes of this Article EIGHTH:

        (1) The term "business combination" shall mean (a) any merger, reorganization or consolidation of this corporation with or into a related person, (b) any sale, lease, exchange, transfer or other disposition, including without limitation, a mortgage or any other security device, of all or any substantial part of the assets of this corporation (including without limitation, any voting securities of a subsidiary) or of a subsidiary, to a related person, (c) any merger or consolidation of a related person with or into this corporation or subsidiary of this corporation, and (d) any sale, lease, exchange, transfer or other disposition of all or any substantial part of the assets of a related person to this corporation or a subsidiary of this corporation.

        (2) The term "related person" shall mean and include any individual, corporation, partnership or other person or entity which, together with their "affiliates" and "associates" (defined below),

     "beneficially" owns (as this term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934), in the aggregate, five percent (5%) or more of the outstanding shares of the capital stock of this corporation, and any "affiliate" or "associate" (as those terms are defined in Rule 12b-2 under the Securities Exchange Act of
     1934) of any such individual, corporation, partnership of other person or entity.

        (3) The term "substantial part of the assets" shall mean assets having fair market value or book value, whichever is greater, equal to 25% or more of the total assets as reflected on a balance sheet of the corporation as of a date no earlier than forty-five (45) days prior to any acquisition of such assets.

        (4) Without limitation, any shares of capital stock of this corporation which any related person has the right to acquire pursuant to any agreement, or upon exercise of conversion rights, warrants or options, or otherwise, shall be deemed beneficially owned by such related person.

     (C) The provisions set forth in this Article EIGHTH may not be repealed or amended in any respect, unless such action is approved by the affirmative vote of the holders of not less than 60% of the outstanding shares of capital stock of this corporation; provided, however, that if there is a related person (as defined herein), such 60% vote must include the affirmative vote of at least 50% of the outstanding shares of capital stock held by shareholders other than the related person.

                               State of Delaware
                                                                     PAGE 1
                       Office of the Secretary of State
                       --------------------------------




    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY

CERTIFY THAT "CALMAT CO." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF

DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE NOT HAVING

BEEN CANCELLED OR DISSOLVED SO FAR AS THE RECORDS OF THIS OFFICE SHOW AND IS

DULY AUTHORIZED TO TRANSACT BUSINESS.

    THE FOLLOWING DOCUMENTS HAVE BEEN FILED:

    CERTIFICATE OF INCORPORATION, FILED THE TWENTY-EIGHTH DAY OF JANUARY, A.D.

1929, AT 9 O'CLOCK A.M.

    CERTIFICATE OF AMENDMENT, FILED THE FIRST DAY OF MARCH, A.D. 1929, AT 9

O'CLOCK A.M.

    CERTIFICATE OF REDUCTION, FILED THE FIRST DAY OF OCTOBER, A.D. 1931, AT 9

O'CLOCK A.M.

    CERTIFICATE OF RETIREMENT, FILED THE THIRTIETH DAY OF APRIL, 1932, AT 9

O'CLOCK A.M.

    CERTIFICATE OF AMENDMENT, FILED THE TWENTY-NINTH DAY OF MAY, A.D. 1944, AT 9

O'CLOCK A.M.

    CERTIFICATE OF AMENDMENT, FILED THE THIRTEENTH DAY OF AUGUST, A.D. 1956, AT

10 O'CLOCK A.M.

    CERTIFICATE OF OWNERSHIP, FILED THE FIRST DAY OF JULY, A.D.


[SEAL OF THE                           /s/ Edward J. Freel
SECRETARY'S                          ---------------------------------------
OFFICE OF                              Edward J. Freel, Secretary of State
DELAWARE]
                                       AUTHENTICATION:     8217401

                                                 DATE:     12-03-96

                               State of Delaware
                                                                     PAGE 2
                       Office of the Secretary of State
                       --------------------------------



1959, AT 10 O'CLOCK A.M.

    CERTIFICATE OF OWNERSHIP, FILED THE SEVENTH DAY OF APRIL,

A.D. 1966, AT 10 O'CLOCK A.M.

    CERTIFICATE OF OWNERSHIP, FILED THE SECOND DAY OF SEPTEMBER,

A.D. 1966, AT 10 O'CLOCK A.M.

    CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-NINTH DAY OF

SEPTEMBER, A.D. 1966, AT 10 O'CLOCK A.M.

    CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM

"CONSOLIDATED ROCK PRODUCTS CO." TO "CONROCK CO.", FILED THE

TWENTY-FIRST DAY OF APRIL, A.D. 1972, AT 9 O'CLOCK A.M.

    CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SEVENTH DAY OF

DECEMBER, A.D. 1972, AT 1 O'CLOCK P.M.

    CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-SEVENTH DAY OF

DECEMBER, A.D. 1972, AT 1 O'CLOCK P.M.

    CERTIFICATE OF OWNERSHIP, FILED THE TENTH DAY OF MARCH, A.D.

1975, AT 9 O'CLOCK A.M.

    CERTIFICATE OF REDUCTION, FILED THE EIGHTEENTH DAY OF

DECEMBER, A.D. 1978, AT 9 O'CLOCK A.M.

    CERTIFICATE OF REDUCTION, FILED THE TWENTY-NINTH DAY OF

APRIL, A.D. 1980, AT 9 O'CLOCK A.M.


[SEAL OF THE                           /s/ Edward J. Freel
SECRETARY'S                          ---------------------------------------
OFFICE OF DELAWARE]                    Edward J. Freel, Secretary of State

                                       AUTHENTICATION:     8217401

                                                 DATE:     12-03-96

                               State of Delaware
                                                                     PAGE 3
                       Office of the Secretary of State
                       --------------------------------


    RESTATED CERTIFICATE, FILED THE TWENTY-NINTH DAY OF APRIL, A.D. 1980, AT

9:05 O'CLOCK A.M.

    CERTIFICATE OF REDUCTION, FILED THE FOURTH DAY OF JUNE, A.D. 1981, AT

9 O'CLOCK A.M.

    CERTIFICATE OF AMENDMENT, FILED THE TWENTY-EIGHTH DAY OF APRIL, A.D. 1983,

AT 9 O'CLOCK A.M.

    RESTATED CERTIFICATE, CHANGING ITS NAME FROM "CONROCK CO." TO "CALMAT CO.",

FILED THE TWENTY-SEVENTH DAY OF JUNE, A.D. 1984, AT 3:15 O'CLOCK P.M.

    CERTIFICATE OF AMENDMENT, FILED THE THIRTIETH DAY OF APRIL, A.D. 1987, AT

9 O'CLOCK A.M.

    CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1991,

AT 9 O'CLOCK A.M.

    CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1991,

AT 9:01 O'CLOCK A.M.

    CERTIFICATE OF OWNERSHIP, FILED THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1991,

AT 9:02 O'CLOCK A.M.

    CERTIFICATE OF AMENDMENT, FILED THE TWENTIETH DAY OF MAY, A.D. 1992, AT

9 O'CLOCK A.M.

    AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID




[SEAL OF THE                           /s/ Edward J. Freel
SECRETARY'S OFFICE                   ---------------------------------------
OF DELAWARE]                           Edward J. Freel, Secretary of State

                                       AUTHENTICATION:     8217401

                                                 DATE:     12-03-96

                               State of Delaware
                                                                     PAGE 4
                       Office of the Secretary of State
                       --------------------------------



CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION.

    AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO

DATE.

    AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO

DATE.



[SEAL OF THE                           /s/ Edward J. Freel
SECRETARY'S OFFICE                   ---------------------------------------
OF DELAWARE]                           Edward J. Freel, Secretary of State

                                       AUTHENTICATION:     8217401

                                                 DATE:     12-03-96

                                  CALMAT CO.

                            SECRETARY'S CERTIFICATE

         I, CHRISTINE McVEIGH, Assistant Secretary of CalMat Co. (the

"Company"), a Delaware corporation, do hereby certify as follows:

         1.  The below-named persons have been duly elected or appointed, have duly qualified, and on November 26, 1996, were, and at all subsequent times to and including the date hereof have been, officers of the Company, holding the respective positions or offices set forth below opposite their names, and the signatures set forth below opposite their names are their genuine signatures:

       Name                          Office                                  Signature
       ----                          ------                                  ---------

A. Frederick Gerstell        Chairman of the Board and               /s/ A. Frederick Gerstell
                             Chief Executive Officer                 --------------------------

R. Bruce Rieser              President and Chief Operating           /s/ R. Bruce Rieser
                             Officer                                 --------------------------

Paul Stanford                Executive Vice President,               /s/ Paul Stanford
                             General Counsel end Secretary           --------------------------

H. James Gallagher           Executive Vice President,
                             Finance, Chief Financial Officer        /s/ H. James Gallagher
                             and Treasurer                           --------------------------

Edward J. Kelly              Senior Vice President,                  /s/ Edward J. Kelly
                             Corporate Development                   --------------------------

Brent L. Stumme              Vice President,                         /s/ Brent L. Stumme
                             Corporate Controller                    --------------------------

Daniel C. Parker             Assistant Treasurer                     /s/ Daniel C. Parker
                                                                     --------------------------

Richard S. Yamashita         Assistant Treasurer                     /s/ Richard S. Yamashita
                                                                     --------------------------

         2.  There has been no amendment to the Certificate of Incorporation of the Company since December 3, 1996, and, to the best of my knowledge, there is no proceeding for the dissolution or liquidation of the Company or threatening its existence, and the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

         3.  Attached hereto as Annex A is a true and correct copy of the By-

Laws of the Company in effect on August 27, 1996, and at all subsequent times to and including the date hereof.

         4.  Attached hereto as Annex B are true and correct copies of resolutions duly adopted at meetings of the Board of Directors of the Company duly called and held on August 27, 1996, and October 22, 1996, at each of which meetings a quorum was present and acting throughout, and said resolutions have not been in any way modified, amended, annulled, rescinded or revoked and are still in full force and effect. The terms and conditions of the Note Purchase

Agreement and the Notes referred to in said resolutions as submitted to the

Board of Directors are substantially the terms and conditions contained in the documents to be executed as of the date hereof.

         WITNESS my hand and the seal of the Company this 18 day of December,
                                                          --
1996.


                                       /s/ Christine McVeigh
                                     ----------------------------------------
                                       Christine McVeigh
                                       Assistant Secretary

[Seal]

                                 CERTIFICATION


          I, PAUL STANFORD, Executive Vice President, General Counsel and Secretary of CalMat Co., do hereby certify that Christine McVeigh has been duly elected or appointed, has duly qualified, and on this day is the Assistant Secretary of said corporation, and that the signature above is her genuine signature.

          WITNESS my hand this 18th day of December, 1996.



                                            /s/ Paul Stanford
                                           -------------------------------------
                                             Paul Stanford
                                             Executive Vice President
                                             General Counsel and Secretary

                               TABLE OF CONTENTS

                                   BY-LAWS OF
                                   CALMAT CO.

ARTICLE I

     OFFICES..................................................................   1
     Section 1.         Registered Office.....................................   1
     Section 2.         Other Offices.........................................   1

ARTICLE II

     MEETINGS OF STOCKHOLDERS.................................................   1
     Section 1.         Place of Meetings.....................................   1
     Section 2.         Annual Meeting of Stockholders........................   1
     Section 3.         Quorum, Adjourned Meetings and Notice Thereof.........   2
     Section 4.         Voting................................................   2
     Section 5.         Proxies...............................................   3
     Section 6.         Special Meetings......................................   3
     Section 7.         Notice of Stockholder's Meetings......................   4
     Section 8.         Maintenance and Inspection of Stockholder List........   4

ARTICLE III

     DIRECTORS................................................................   5
     Section 1.         Number and Qualification of Directors.................   5
     Section 2.         Vacancies.............................................   5
     Section 3.         Powers................................................   6
     Section 4.         Place of Directors' Meeting...........................   6
     Section 5.         Regular Meetings......................................   6
     Section 6.         Special Meetings......................................   6
     Section 7.         Quorum................................................   7
     Section 8.         Action Without Meeting................................   7
     Section 9.         Telephone Conferences.................................   7
     Section 10.        Committees of Directors...............................   7
     Section 11.        Minutes of Committee Meetings.........................   8
     Section 12.        Compensation of Directors.............................   8

ARTICLE IV

     OFFICERS.................................................................   9
     Section 1.         Officers..............................................   9
     Section 2.         Election of Officers..................................   9

     Section 3.         Subordinate Officers..................................  10
     Section 4.         Compensation of Officers..............................  10
     Section 5.         Term of Office; Removal and Vacancies.................  10
     Section 6.         Chairman of the Board.................................  10
     Section 7.         President.............................................  10
     Section 8.         Vice-Chairman of the Board............................  11
     Section 9.         Vice-Presidents.......................................  11
     Section 10.        Secretary.............................................  11
     Section 11.        Assistant Secretary...................................  12
     Section 12.        Treasurer.............................................  12
     Section 13.        Assistant Treasurer...................................  12

ARTICLE V

     CERTIFICATES OF STOCK....................................................  13
     Section 1.         Certificates and Uncertificated Stock.................  13
     Section 2.         Signatures on Certificates............................  13
     Section 3.         Statement of Stock Rights, Preferences, Privileges....  14
     Section 4.         Lost Certificates.....................................  14
     Section 5.         Transfer of Stock.....................................  15
     Section 6.         Fixing Record Date....................................  15
     Section 7.         Registered Stockholders...............................  16

ARTICLE VI

     GENERAL PROVISIONS.......................................................  16
     Section 1.         Dividends.............................................  16
     Section 2.         Payment of Dividends; Directors' Duties...............  16
     Section 3.         Checks................................................  16
     Section 4.         Fiscal Year...........................................  17
     Section 5.         Corporate seal........................................  17
     Section 6.         Manner of Giving Notice...............................  17
     Section 7.         Waiver of Notice......................................  17
     Section 8.         Annual Statement......................................  17

ARTICLE VII

     INDEMNIFICATION..........................................................  18
     Section 1.         Right of Indemnification..............................  18
     Section 2.         Advance of Costs......................................  18
     Section 3.         Procedure for Indemnification.........................  18
     Section 4.         Other Rights..........................................  19
     Section 5.         Insurance.............................................  20
     Section 6.         Definitions...........................................  20
     Section 7.         Savings Clause........................................  21

ARTICLE VIII

          AMENDMENTS...............................................................  22
          Section 1.         Amendments by Directors or Stockholders...............  22

                                   BY-LAWS
                                      OF
                                  CALMAT CO.


                                   ARTICLE I

                                    OFFICES


          Section 1.     Registered Office.   The registered office shall be at
the office of the United States Corporation Company, at 306 South State Street, in the City of Dover, in the County of Kent, State of Delaware.

          Section 2.     Other Offices.   The Corporation may also have an
office in the City of Los Angeles, State of California and also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

          Section 1.     Place of Meetings.   All meetings of the stockholders
shall be held in the City of Los Angeles, State of California, at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

          Section 2.     Annual Meeting of Stockholders.   An annual meeting of
stockholders shall be held on the fourth Wednesday in April in each year, if not a legal holiday, and if a legal holiday, then on the next legal business day following, at 10:00 a.m., or at such other date and time as may be determined from time to time by resolution adopted by the Board of Directors. At each annual meeting, directors shall be elected and any other proper business may be transacted.

          Section 3. Quorum, Adjourned Meetings and Notice Thereof. A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these By-Laws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum, and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

          Section 4.     Voting.   When a quorum is present at any meeting, the
vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, or the Certificate of Incorporation, or these By-Laws, a different vote is required, in which case such express provision shall govern and control the decision of such question.

          Section 5.     Proxies.   At each meeting of the stockholders, each
stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. All proxies must be filed with the Secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Except as provided by the Certificate of Incorporation and these By-Laws, each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Corporation on the record date set by the Board of Directors as provided in Article V, Section 6 hereof. At all elections of directors of this Corporation, each holder of Common Stock of this Corporation shall be entitled to as many votes as shall equal the number of votes which, except for this Section 5, he would be entitled to cast for the election of directors with respect to his shares of Common Stock multiplied by the number of directors to be elected, and he may cast all of such votes for a single director or may distribute them among the number to be voted for, or for any two or more of them as he may see fit. All elections shall be had and all questions decided by a plurality vote.

          Section 6.     Special Meetings.   Special meetings of the
stockholders, for any purpose, or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board or the President or the Secretary and shall be called by the Chairman of the Board or the President or the Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority of the entire capital stock of the Corporation issued and outstanding, and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

          Section 7.     Notice of Stockholder's Meetings.   Whenever
stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given. Such notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of a meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting, except that written notice of any special meeting shall be given to each stockholder entitled to vote at such meeting not less than two weeks before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation.

          Section 8.     Maintenance and Inspection of Stockholder List.   The
officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.


                                  ARTICLE III

                                   DIRECTORS

          Section 1.     Number and Qualification of Directors.   The number of
directors which shall constitute the whole Board shall be not less than eleven nor more than fifteen, the exact number to be determined by the Board. The directors need not be stockholders. The directors shall be elected at the annual meeting of the stockholders, except as provided in Section 2 of this Article, and each director elected shall hold office until his successor is elected and qualified or until the earlier of his death, resignation, retirement or removal. No person over the age of 70 years shall be nominated or elected a director, directors shall not stand for re-election upon attainment of age 70, except those over the age of 70 years and serving as directors at the time of adoption of this By-Law amendment.

          Section 2.     Vacancies.   Vacancies on the Board of Directors by
reason of death, resignation, retirement, disqualification, removal from office, or otherwise, and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The director so chosen shall hold office until the next annual election of directors and until their successors are duly elected and shall qualify, unless sooner displaced.

If there are no directors in office, then an election of directors may be held in the manner provided by statute.

          Section 3.     Powers.   The property and business of the Corporation
shall be managed by or under the direction of its Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.

          Section 4.     Place of Directors' Meeting.   The directors may hold
their meetings and have one or more offices, and keep the books of the Corporation outside of the State of Delaware.

          Section 5.     Regular Meetings.   Regular meetings of the Board of
Directors may be held without notice on the fourth Tuesday of each month at 10:00 o'clock a.m., at 3200 San Fernando Road, Los Angeles, California, or at such time and place as shall from time to time be determined by the Board.

          Section 6.     Special Meetings.   Special meetings of the Board of
Directors may be called by the Chairman of the Board or the President on forty-eight hours' notice to each director, either personally or by mail or by telegram; special meetings shall be called by the Chairman of the Board or the President or the Secretary in like manner and on like notice on the written request of a majority of the directors unless the Board consists of only one director, in which case special meetings shall be called by the President or Secretary in like manner or on like notice on the written request of the sole director.

          Section 7. Quorum. At all meetings of the Board of Directors a majority of the authorized number of directors shall be necessary and sufficient to constitute a quorum for the transaction of business, and the vote of a majority of the directors present at any meeting at which there is a quorum, shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these By-Laws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. If only one director is authorized, such sole director shall constitute a quorum.

          Section 8.     Action Without Meeting.   Unless otherwise restricted
by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

          Section 9.     Telephone Conferences.   Unless otherwise restricted by
the Certificate of Incorporation or these By-Laws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

          Section 10.    Committees of Directors.   The Board of Directors may,
by resolution passed by a majority of the whole Board, designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation (except as permitted by Section 141 of the Delaware General Corporation Law and as authorized by resolution), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the By-Laws of the Corporation; and, unless the resolution or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger.

          Section 11.    Minutes of Committee Meetings.   Each committee shall
keep regular minutes of its meetings and report the same to the Board of Directors when required.

          Section 12.    Compensation of Directors.   Unless otherwise
restricted by the Certificate of Incorporation or these By-Laws, the Board of Directors shall have the authority to fix the compensation of directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.


                                   ARTICLE IV

                                    OFFICERS

          Section 1.     Officers.   The officers of this Corporation shall be
chosen by the Board of Directors and shall include a Chairman of the Board, a President, a Vice-President, a Secretary and a Treasurer. The Corporation may also have, at the discretion of the Board of Directors, such other officers as are desired, including a Vice-Chairman of the Board, additional Vice-Presidents, and one or more Assistant Secretaries and Assistant Treasurers. In the event there are two or more Vice Presidents, then one or more may be designated as Executive Vice President, Senior Vice-President or other similar or dissimilar title. At the time of the election of officers, the directors may by resolution determine the order of their rank. All officers shall hold office at the pleasure of the Board of Directors. No officer, except the Chairman of the Board and Chief Executive Officer, need be a member of the Board of Directors. Any number of offices may be held by the same person.

          Section 2.     Election of Officers.   The Board of Directors, at its
first meeting after each annual meeting of stockholders, shall choose the officers of the Corporation.

          Section 3.     Subordinate Officers.   The Board of Directors may
appoint such other officers and agents as it shall deem necessary who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board.

          Section 4.     Compensation of Officers.   The salaries of all
officers and agents of the Corporation shall be fixed by the Board of Directors.

          Section 5. Term of Office; Removal and Vacancies. The officers of the Corporation shall hold office until their successors are chosen and qualify in their stead. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. If the office of any officer or officers becomes vacant for any reason, the vacancy shall be filled by the Board of Directors.

          Section 6.     Chairman of the Board.   The Chairman of the Board
shall be the Chief Executive Officer of the Corporation. He shall preside at all meetings of the Board of Directors and shall be Chairman of the Executive Committee. As Chief Executive Officer, he shall, subject to the general control of the Board of Directors, have general supervision, direction, and control of the business and affairs of the Corporation. He shall preside at all meetings of stockholders and the Board of Directors. He shall be ex officio a member of all other committees and shall have the general powers and duties of management usually vested in the office of the Chief Executive Officer, together with such other powers and duties as may be prescribed by the Board of Directors or these By-laws.

          Section 7.     President.   The President shall be the Chief Operating
Officer of the Corporation. As such, he shall, subject to the general control of the Chairman of the Board and Chief Executive Officer, have general supervision, direction, and control of the routine and ordinary business and operations of the Corporation, and shall exercise and perform such other powers and duties as may be prescribed by the Board of Directors or these By-laws. He shall, in the absence of the Chairman of the Board, preside at all meetings of stockholders.

          Section 8.     Vice-Chairman of the Board.   The Vice-Chairman of the
Board shall, in the absence of the Chairman of the Board and of the President, preside at meetings of the stockholders and, in the absence of the Chairman, preside at meetings of the Board of Directors, and shall have such other powers and duties as may be prescribed by the Board of Directors.

          Section 9.     Vice-Presidents.   In the absence of the President, the
Vice-Presidents in order of their rank as fixed by the Board of Directors, or if not ranked, the Vice-President designated by the Board of Directors, shall perform all the duties of the President except those specifically assigned to the Vice-Chairman by the Board of Directors or these By-Laws, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. The Vice-Presidents shall have such other duties as from time to time may be prescribed for them, respectively, by the Board of Directors.

          Section 10.    Secretary.   The Secretary shall attend all sessions of
the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose; and shall perform like duties for the standing committees when required by the Board of Directors. He shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or these By-laws. He shall keep in safe custody the seal of the Corporation, and when authorized by the Board, affix the same to any instrument requiring it, and when so affixed it shall be attested by his signature or by the signature of an Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

          Section 11.    Assistant Secretary.   The Assistant Secretary or, if
there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, or if there be no such determination, the Assistant Secretary designated by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

          Section 12.    Treasurer.   The Treasurer shall have the custody of
the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys, and other valuable effects in the name and to the credit of the Corporation, in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements.

          Section 13.    Assistant Treasurer.   The Assistant Treasurer or, if
there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors, or if there be no such determination, the Assistant Treasurer designated by the Board of Directors, shall, in the absence or disability of the Treasurer, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

/ / /

                                   ARTICLE V

                             CERTIFICATES OF STOCK

          Section 1.     Certificates and Uncertificated Stock.   The shares of
the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board or Vice-Chairman of the Board of Directors, or the President or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of such Corporation representing the number of shares registered in certificate form. Except as otherwise expressly provided by law, the rights and obligations of the holders of uncertificated stock and the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

          Section 2.     Signatures on Certificates.   Any or all the signatures
on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as is he were such officer, transfer agent or registrar at the date of issue.

          Section 3.     Statement of Stock Rights, Preferences, Privileges.
If the Corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualification, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, provided that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements, there may be set forth on the face or back of the certificate which the Corporation shall issue to represent such class or series of stock, a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this Section 3 or Sections 156, 202(a) or 218(a) of the General Corporation Law of Delaware, or a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

          Section 4.     Lost Certificates.   The Board of Directors may direct
a new certificate of stock or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate of stock or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate of stock, or his legal representative, to give the Corporation a bond in such sum sufficient to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

          Section 5.     Transfer of Stock.   Upon surrender to the Corporation,
or the transfer agent of the Corporation, of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

          Section 6.     Fixing Record Date.   In order that the Corporation may
determine the stockholders entitled to notice of or to vote any meeting of the stockholders, or any adjournment thereof, or to express consent to corporate action in writing without a meeting or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date which shall not be more than sixty (60) days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          Section 7.     Registered Stockholders.   The Corporation shall be
entitled to treat the holder of record of any share or shares of stock as the holder in fact thereof and accordingly shall not be bound to recognize any equitable or other claim or interest in such share on the part of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the laws of the State of Delaware.


                                   ARTICLE VI

                               GENERAL PROVISIONS

          Sections 1.    Dividends.   Dividends upon the capital stock of the
Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation.

          Section 2.     Payment of Dividends; Directors' Duties.   Before
payment of any dividend there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interests of the Corporation, and the directors may abolish any such reserve.

          Section 3.     Checks.   All checks or demands for money and notes of
the Corporation shall be signed by such officer or officers as the Board of Directors may from time to time designate.

          Section 4.     Fiscal Year.   The fiscal year of the Corporation shall
be the calendar year unless otherwise fixed by resolution of the Board of Directors.

          Section 5.     Corporate Seal.   The corporate seal shall have
inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware." Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

          Section 6.     Manner of Giving Notice.   Whenever, under the
provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by telegram.

          Section 7.     Waiver of Notice.   Whenever any notice is required to
be given under the provisions of the statutes or of the Certificate of Incorporation or of these By-laws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

          Section 8.     Annual Statement.   The Board of Directors shall
present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full clear statement of the business and condition of the Corporation.

/ / /

                                  ARTICLE VII

                                INDEMNIFICATION

          Section 1.     Right of Indemnification.   To the maximum extent
permitted by the General Corporation Law of Delaware, the Corporation shall indemnify each director and officer and may indemnify each employee or agent of the Corporation against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any action, suit or proceeding arising by reason of the fact that any such person is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise.

          Section 2.     Advance of Costs.   Expenses incurred by an officer or
director in defending a civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article. Such expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may, in the manner set forth above, and upon approval of such director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

          Section 3.     Procedure for Indemnification.   Any indemnification or
advance of expenses hereunder shall be made promptly, and in any event within sixty (60) days, upon the written request of the director or officer. The right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction, if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within sixty
(60) days. The director's or officer's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of expenses where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct required by law, but the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination as to whether indemnification of the claimant is proper in the circumstances because he has met the applicable standard of conduct shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          Section 4.     Other Rights.   The indemnification and advancement of
expenses provided by or granted pursuant to this Article shall not be deemed exclusive of any other rights to which a person seeking indemnification may be entitled under any law (common or statutory), agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office. All rights to indemnification under this Article shall be deemed to be a contract between the Corporation and each director and officer who serves or served in such capacity at any time while this Article is in effect, and any repeal or modification of this Article or relevant provisions of the Delaware General Corporation Law or any other applicable law shall not in any way diminish any rights to indemnification of such director or officer, or the obligations of the Corporation arising hereunder prior to such modification or repeal.

          Section 5.     Insurance.   The Corporation shall purchase and
maintain insurance on behalf of any person who is or was a director or officer against any liability asserted against him and incurred by him or on his behalf in such capacity or as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article, provided that such insurance is determined by the Board of Directors to be available on acceptable terms.

           Section 6.    Definitions.   For purposes of this Article:

          a) service as a director, officer, employee or agent of any Corporation, partnership, joint venture, trust or other enterprise controlled by this Corporation shall be deemed to be service at the request of this Corporation;

          b) "the Corporation" shall include in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation, as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article with respect to the resulting or surviving Corporation as he would have with respect to such constituent Corporation if its separate existence had continued;

          c) "other enterprise" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries;

          d) the indemnification and advancement of expenses provided by, or granted pursuant to this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person;

          e)  "expenses" shall include all costs, charges and attorneys' fees;
and

          f) "action, suit or proceeding" shall include any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom.

          Section 7.     Savings Clause.   If this Article or any portion hereof
shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director, officer, employee and agent of the Corporation as to expenses, judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding to the full extent permitted by any applicable portion of this Article that shall not have been invalidated and to the full extent permitted by applicable law.

                                  ARTICLE VIII

                                   AMENDMENTS

          Section 1.     Amendments by Directors or Stockholders.   These By-
Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors, when such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any regular meeting of the stockholders or of the Board of Directors or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal By-Laws is conferred upon the Board of Directors by the Certificate of Incorporation, it shall not divest or limit the power of the stockholders to adopt, amend or repeal By-Laws.

                                                                         ANNEX B

                                  RESOLUTION

      RESOLVED, That the report of the Finance Committee of this Board (the "Committee"), as presented by its Chairman at this meeting, be and is hereby approved;

     RESOLVED FURTHER, That the Committee's recommendation to convert the Company's current debt structure to new financing by a private placement, in an amount from $75 million to $100 million, be and is hereby approved;

     RESOLVED FURTHER, That the officers of this Corporation be and are hereby authorized, empowered, and directed to enter into private placement on behalf of this Corporation, from such banks or trust companies as they may in their judgment determine, for such period and on such terms as may to them in their discretion seem advisable, and to execute such papers or documents as may be necessary in order to effect said placement; and

     RESOLVED FURTHER, That the officers of this Corporation be and are hereby authorized to engage the services of Merrill Lynch as agent for the purpose of said private placement, and to make and enter into such agreements or other contracts with said agent as they may deem necessary and proper in carrying out the authority hereby granted.

                                  RESOLUTION


     RESOLVED, That the report of the Finance Committee of this Board (the "Committee"), as presented by its Chairman at this meeting, be and is hereby approved;

     RESOLVED FURTHER, That the Committee's recommendation to convert the Company's current debt structure to new financing by a private placement in the amount of $115 million, increased from the $75 million to $100 million amount approved by this Board at its meeting held on August 27, 1996, and consistent with the terms set forth on Exhibit "A" hereto, be and is hereby approved;

     RESOLVED FURTHER, That the Chief Executive Officer, President, Executive Vice Presidents, Senior Vice President, Secretary or Treasurer (each, an "Authorized Signatory" and as a whole, the "Authorized Signatories") be, and each of them hereby is, authorized to execute the Purchase Agreements, in the name and on behalf of the Company and under its corporate seal or otherwise, with such changes therein as such Authorized Signatory, as evidenced by such Authorized Signatory's execution thereof, shall deem necessary or desirable;

     RESOLVED FURTHER, That, prior to (and following) the execution and delivery of the Purchase Agreements, the officers of the Company, be, and each of them hereby is, authorized and directed to take all such other actions and to execute and deliver all such other documents as they deem necessary or advisable to carry out the full intent and purposes of the foregoing resolutions; and

     RESOLVED FURTHER, That any reference in these resolutions to the officers of the Company shall be interpreted to mean any one or more of the officers of the Company as elected by the Board of Directors from time to time.

                                   Exhibit A

                 1996 Financing Plan - Update October 21, 1996

                      Principal Terms - Private Placement

----------------------------------------------------------------------------------------
Covenant                                 Description
----------------------------------------------------------------------------------------
Limitation on Senior Indebtedness        Ratio of Senior Debt to Total Capitalization
                                         cannot exceed 45%
----------------------------------------------------------------------------------------
Limitation on Total Indebtedness         Ratio of Total Debt to Total Capitalization
                                         cannot exceed 55%
----------------------------------------------------------------------------------------
Minimum Consolidated Net Worth           Consolidated Net Worth must be maintained at
                                         or above $215 MM + 25% of Consolidated Net
                                         Income measured annually on a cumulative
                                         basis from Dec. 31, 1997.
----------------------------------------------------------------------------------------
Limitation on Liens                      "Basket" for non-permitted Liens set at 20% of
                                         Consolidated Net Worth
----------------------------------------------------------------------------------------
Limitation on Subsidiary Debt            except for existing subsidiary debt and
                                         intercompany debt, will be included in lien
                                         "basket" of 20% on Consolidated Net Worth
----------------------------------------------------------------------------------------
Minimum Interest Coverage                Ratio must equal or exceed 1.30 (Interest
                                         Expense = reported interest only)
----------------------------------------------------------------------------------------
Restriction on Asset Sales               For proceeds not reinvested or earmarked to
                                         repay indebtedness within 270 days, cannot
                                         exceed 15% of Consolidated Total Assets in any
                                         12 month period, and 40% of Consolidated
                                         Total Assets on a cumulative basis.
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                          Committed
                                                       October 21, 1996
                                         -----------------------------------------------
Tranche                                                    Spread*
----------------------------------------------------------------------------------------
7 year (due 2003)                                           + 80
----------------------------------------------------------------------------------------
10 year (due 2006)                                          + 90
----------------------------------------------------------------------------------------
12 year (due 2008)                                          + 95
----------------------------------------------------------------------------------------
15 year (due 2011)                                          +103
----------------------------------------------------------------------------------------

* Spreads are committed. Total rate will be set Tuesday, October 22, 1996 and be based on market Treasury rates at that time.

                                  CALMAT CO.

                             OFFICER'S CERTIFICATE


     I, EDWARD J. KELLY, Senior Vice President, Corporate Development of CalMat Co. (the "Company"), do hereby certify as follows:

     1. I am familiar with the terms of the several Note Purchase Agreements dated as of December 18, 1996 (the "Note Purchase Agreement") entered into by CalMat Co. (the "Company") with the purchasers listed in Schedule A thereto (the "Purchasers"), providing, among other things, for the issuance and sale by the Company to the Purchasers of $115,000,000 aggregate principal amount of its senior notes, of which $35,000,000 aggregate principal amount shall be its 7.19% Series A Senior Notes due 2003, $32,000,000 aggregate principal amount shall be its 7.45% Series B Senior Notes due 2006, $33,000,000 aggregate principal amount shall be its 7.53% Series C Senior Notes due 2008 and $15,000,000 aggregate principal amount shall be its 7.66% Series D Senior Notes due 2011. All terms used herein and not otherwise defined herein are used herein as used or defined in the Note Purchase Agreement.

     2. As to matters herein below set forth, I have either personal knowledge or have obtained information from officers or employees in whom I have confidence and whose duties require them to have a personal knowledge thereof, and I make this certificate pursuant to the provisions of the Note Purchase Agreement with the intent that this certificate shall be relied upon by the Purchasers as a basis for the consummation of the transactions contemplated by the Note Purchase Agreement.

          3. All representations and warranties of the Company contained in the Note Purchase Agreement are true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof.

          4. The Company has performed and complied with all agreements and conditions on its part required to be performed or complied with under the Note Purchase Agreement on or prior to the date hereof, provided, however, that for
                                                   --------  -------
the purpose of calculating Consolidated Income Available for Interest Charges as defined on Schedule B to the Note Purchase Agreements, the $45.0 million of special charges taken by the Company in 1995 related to the adoption of Statement of Financial Accounting Standards No. 121 have been treated as extraordinary losses.

          5. After giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by Schedule 5.14 to the Note Purchase Agreement), no Default or Event of Default has occurred and is continuing.

          6. Neither the Company nor any Subsidiary has entered into any transaction since the date of the Memorandum referred to in Section 5.3 to the Note Purchase Agreement that would have been prohibited by Section 10.1 of the Note Purchase Agreement had such Section applied since such date.

          7. Since the date of the most recent financial statements referred to in Schedule 5.5 of the Note Purchase Agreement, the Company has not changed its jurisdiction of incorporation or been a party to any merger or consolidation and has not succeeded to all or any substantial part of the liabilities of any other entity.

          WITNESS my hand this 18th day of December, 1996.



                                            /s/ Edward J. Kelly
                                            ------------------------------------
                                            Edward J. Kelly,
                                            Senior Vice President,
                                            Corporate Development

                    [LETTERHEAD OF CRAVATH, SWAINE & MOORE]



                                                               December 18, 1996


                                  CalMat Co.
                                  ----------
                     7.19% Series A Senior Notes due 2003
                     ------------------------------------
                     7.45% Series B Senior Notes due 2006
                     ------------------------------------
                     7.53% Series C Senior Notes due 2008
                     ------------------------------------
       7.66% Series D Senior Notes due 2011 (collectively, the "Notes")
       ------------------------------------                     -----


          Ladies and Gentlemen:

               We have acted as special counsel to CalMat Co., a Delaware corporation (the "Company") in connection with those certain Note
                            -------
          Purchase Agreements dated as of December 18, 1996, (each, a Purchase
                                                                      --------
          Agreement" and collectively, the "Purchase Agreements") among the
          ---------                         -------------------
          Company and those Purchasers listed on Schedule A to the Purchase Agreements (the "Purchasers") and the issuance and sale of the Notes.
                           ----------
          This opinion is rendered to you pursuant to Section 4.4(a) of the Purchase Agreements. Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreements.

               In that connection, we have examined the Purchase Agreements, the Notes and originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary or appropriate for purposes of this opinion. We have relied, with respect to certain factual matters, on the representations and warranties of the Company and the Purchasers, as the case may be, contained in the Purchase Agreements and upon the certificates of the Company, or the Purchasers, or their officers, or of public officials.

          In rendering our opinion, we have assumed the due authorization, execution and delivery of the Purchase Agreements by the Purchasers and compliance by the Company and the Purchasers with the terms of the Purchase Agreements. We have also assumed the legal capacity of all natural persons, the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents submitted to us as certified or photostatic copies and the authenticity of the originals of such copies.

          Based on the foregoing and subject to the qualifications and limitations contained herein, we are of opinion as follows:

          1. Based solely on a good standing certificate from the Secretary of State of the State of Delaware, the Company is a corporation validly existing and in good standing under the laws of Delaware; the Company has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Private Placement Memorandum.

          2. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreements and the Notes and the Purchase Agreements and the Notes have been duly authorized, executed and delivered by the Company.

          3. Each Purchase Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, subject to the qualifications and limitations contained herein.

          4. The Notes constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to the qualifications and limitations contained herein.

          5. Assuming (i) the accuracy of, and compliance with, the representations, warranties and covenants of the Company in Section 5.13 of the Purchase Agreements and (ii) the accuracy of, and compliance with, the representations, warranties and covenants of the Purchasers in Section 6.1 of the Purchase Agreements, no registration of the Notes under the Securities Act and no qualification of an indenture under the 1939 Trust Indenture Act with respect thereto, is required in connection with the offer, sale and delivery of the Notes in the manner contemplated by the Purchase Agreements and the Private Placement Memorandum.

          6. No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body in the United States of America or in the State of New York is required for the consummation by the Company of the transactions contemplated by the Purchase Agreements nor will the execution, delivery and performance of the Purchase Agreements conflict with, or result in a violation of any of the terms or provisions of, any existing applicable United States Federal or New York State law, rule or regulation.

          7. The execution and delivery of the Purchase Agreements and the issuance and delivery of the Notes by the Company, the consummation by the Company of the transactions contemplated in the Purchase Agreements and compliance by the Company with the terms of the Purchase Agreements do not and will not result in any violation of the Certificate of Incorporation or by-laws of the Company and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under any existing applicable United States Federal statute or regulation or statute or regulation of the States of New York or Delaware.

          8. Neither the issue and sale of the Notes nor the use of the proceeds from the sale thereof violate or will result in a violation of Regulations G, T or X of the Board of Governors of the Federal Reserve System.

          9. The Company is neither an "investment company", nor a company "controlled" by any "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          The opinions expressed above are subject to the following qualifications and limitations:

          (a) The enforceability of each agreement and security is subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws relating to or affecting creditor's rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

          (b) insofar as provisions contained in any agreement or security provide for indemnification or contribution, the enforceability thereof may be limited by public policy considerations;

          (c) the availability of a decree for specific performance or an injunction is subject to the discretion of the court requested to issue any such decree or injunction; and

          (d) no opinion is expressed as to the effect of the laws of any jurisdiction other than the State of New York where any person may be located or where enforcement of any agreement or security may be sought that limits the rates of interest legally chargeable or collectible.

          We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States of America.

          This opinion is rendered only to you and is solely for your benefit in connection with the above transactions. This opinion may not be relied upon by any other person or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose except that any Purchaser may provide a copy hereof to any permitted transferee of any Note.

                                            Very truly yours,

                                            /s/ Cravath, Swaine & Moore


To the Purchasers
   listed on Schedule A
      to the Purchase Agreements

[LETTERHEAD OF CALMAT CO]                                          [CALMAT LOGO]

                                    December 18, 1996



                                   CalMat Co.
                                   ----------
                      7.19% Series A Senior Notes due 2003
                      ------------------------------------
                      7.45% Series B Senior Notes due 2006
                      ------------------------------------
                      7.53% Series C Senior Notes due 2008
                      ------------------------------------
                      7.66% Series D Senior Notes due 2011
                      ------------------------------------
                          (collectively, the "Notes")
                                              -----

Ladies and Gentlemen:

     As General Counsel for CalMat Co., a Delaware corporation (the "Company") and the wholly owned subsidiaries listed on Schedule I hereto (the "Subsidiaries"), I am familiar with the issuance and sale by the Company of the Notes pursuant to those certain Note Purchase Agreements dated as of December 18, 1996, (each, a "Purchase Agreement") among the Company and those Purchasers listed in Schedule A to the Purchase Agreements (the "Purchasers"). This opinion is rendered to you pursuant to Section 4.4 of the Purchase Agreements. Capitalized terms used but not defined herein have the meanings assigned to them in the Purchase Agreements.

     In that connection, I have examined originals, or copies certified or otherwise identified to my satisfaction, of such documents, corporate records and other instruments as I have deemed necessary or appropriate for purposes of this opinion including (a) the Purchase Agreements, (b) the Articles of Incorporation of the Company, (c) the By-Laws of the Company and (d) resolutions adopted by the Company's Board of Directors on August 27 and October 22, 1996.

     In rendering this opinion, I have assumed the due authorization, execution and delivery of the Purchase Agreements by the Purchasers and compliance by the Purchasers with the terms of the Purchase Agreements. I have also assumed the legal capacity of all natural persons, the genuineness of all signatures (other than those of officers of the Company), and the authenticity of the originals of such copies.

     Based on the foregoing and subject to the qualifications and limitations contained herein, I am of opinion as follows:

     1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and the Company has all requisite corporate power and

December 18, 1996
Page 2                                                             [CALMAT LOGO]

authority to own, lease and operate its properties and to conduct its business as described in the Private Placement Memorandum.

     2. The Subsidiaries are corporations duly incorporated, validly existing and in good standing under the laws of the states in which they are incorporated.

     3. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Purchase Agreements and the Notes, and the Purchase Agreements and the Notes have been duly authorized, executed and delivered by the Company.

     4. The Company and the Subsidiaries are qualified to do business in each jurisdiction in which a failure to be so qualified could reasonably be expected to have a Material Adverse Effect and qualified as foreign corporations and in good standing under the laws of each jurisdiction where their ownership, lease or operation of property or the conduct of their businesses requires such qualification, other than for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect. The jurisdictions in which the Company and the Subsidiaries are qualified to do business are set forth on Schedule I hereto.

     5. The execution and delivery of the Purchase Agreements and the issuance and delivery of the Notes by the Company, the consummation by the Company of the transactions contemplated in the Purchase Agreements and compliance by the Company with the terms of the Purchase Agreements do not and will not conflict with, violate, or constitute a default under (a) the Certificate of Incorporation, by-laws, or other constitutive documents of the Company or any Subsidiary, (b) any Material contract or agreement of the Company (except as set forth on Schedule II hereto), or (c) any requirement of law to which the Company, the Subsidiaries or any of their respective properties are subject.

     6. Any consent, waiver, approval or other authorization of any nongovernmental Person required for the execution and delivery by the Company and the Subsidiaries of the Purchase Agreements and the issuance and sale of the Notes by the Company have been obtained by the Company.

     7. There are no judicial, administrative, arbitral or other actions, suits or proceedings pending, or, to my knowledge, threatened against or affecting either the Company or the Subsidiaries or any Properties or rights of any of them which seek to enjoin, or otherwise prevent the consummation of, the transactions contemplated in the Purchase Agreements in any court or before any arbitrator of any kind or before or by any Governmental Authority.

     I am admitted to the State Bar of California. In addition, I am generally familiar with the General Corporation Law as in effect in the State of Delaware and have made such investigation

December 18, 1996
Page 3                                                             [CALMAT LOGO]

thereof as I deemed necessary for the purpose of rendering the opinions expressed herein. This opinion is limited to the present laws of the aforementioned jurisdictions and the United States of America, to present judicial interpretations thereof and to the facts as they exist at the date hereof. I assume no obligation to revise or supplement this opinion should the present laws of such jurisdictions be changed by legislative action, judicial decision or otherwise. This opinion is rendered as of the date hereof, and I express no opinion as to, and disclaim any undertaking or obligation to update this opinion in respect of, changes or circumstances or events which occur subsequent to this date.

     My opinion with respect to the status of Subsidiaries incorporated in Arizona is given in reliance on the opinion of Mark Reardon, Esq., Regional Counsel to the Company and a member of the State Bar of Arizona, and on certificates of good standing obtained from the Arizona Corporation Commission. My opinion with respect to the status of CalMat of New Mexico is given solely in reliance on a certificate of good standing obtained from the New Mexico State Corporation Commission.

     This opinion is rendered only to you and is solely for your benefit in connection with the above transactions. This opinion may not be relied upon by any other person, other than Cravath, Swaine & Moore, who may rely upon this opinion in connection with the Purchase Agreements, or for any other purpose or used, circulated, quoted or otherwise referred to for any other purpose, except that any Purchaser may provide a copy hereof to any transferee of any Note.

                                    Very truly yours,

                                    /s/ Paul Stanford

                                    Paul Stanford

PS/cek
Attachment

                                  SCHEDULE I

                             LIST OF JURISDICTIONS
                          CALMAT CO. AND SUBSIDIARIES

Corporation                          State of Incorporation               State(s) of Qualification
-----------                          ----------------------               -------------------------
CalMat Co. (active)                      Delaware                               Arizona
                                                                                California
                                                                                New Mexico
                                                                                Texas
CalMat Co. (inactive)                    Nevada

ACTIVE SUBSIDIARIES OF CALMAT CO. (Delaware)

Allied Concrete & Materials Co.          Arizona

Allied Concrete, Inc. (Subsidiary of     Arizona
Allied Concrete & Materials Co.)

CalMat Co. of Arizona                    Arizona                                California

CalMat Co. of New Mexico                 New Mexico

CalMat Land Co.                          California                             Arizona

CalMat Leasing Co.                       Arizona

CalMat of Central California             California

CalMat Properties Co.                    California                             Arizona

CC Plaza Co. (Subsidiary of              California
CalMat Properties Co.)

Mission Valley Development Co.           California
(Subsidiary of CalMat Properties
Co.)

River Vista Development Co.              California
(Subsidiary of CalMat Properties
Co.)

Corporation                          State of Incorporation               State(s) of Qualification
-----------                          ----------------------               -------------------------
Kirst Construction Co., Inc.              California                             Arizona

Azusa Rock, Inc. (Subsidiary of           California
Kirst Construction Co., Inc.)

Palomar Transit Mix Co.                   California

Reliance Land Co.                         California

Reliance Transport Co.                    California

Rio Norte Este Co.                        California

River Bend Corp.                          California

Sanger Rock and Sand                      California

Sloan Canyon Sand Co.                     California

Triangle Rock Products, Inc.              California

Western Environmental Contracting,        California
Inc.

Western Thermal Soils Co.                 California                             Arizona

INACTIVE SUBSIDIARIES OF CALMAT CO. (Delaware)
----------------------------------------------
Albuquerque Gravel Products Co.           New Mexico

Bakersfield Ready Mix, Inc.               California

California Materials Company              California

Conrock Co.                               California

Conrock Property Development              California
Corp.

Consolidated Rock Products Co.            California

                                                              Schedule I, Page 2

Corporation                         State of Incorporation         State(s) of Qualification
-----------                         ----------------------         -------------------------
Industrial Asphalt, Inc.               California                      Arizona
                                                                       Nevada

Moreno Valley Sand & Gravel, Inc.      California

Oceanside Ready Mix Co.                California

Rio Vista Hotel Co. (Subsidiary of     California
CalMat Properties Co.)

Sweetwater Aggregates Co.              California




                                                              Schedule I, Page 3

                                  Schedule II


Upon consummation of the sale of the Notes and prior to the application of proceeds described in Schedule 5.14 ("Use of Proceeds") of the Purchase Agreements, the Company will be in violation of Section 7.1A ("Limitations on Consolidated Total Liabilities and Indebtedness of Subsidiaries") of the Note Purchase Agreement dated July 23, 1993, as amended, between the Company and Metropolitan Life Insurance Company, its Affiliates, Subsidiaries and Separate Accounts.

                [LETTERHEAD OF MILBANK, TWEED, HADLEY & McCLOY]


                                            December 18, 1996


                           Re:  CalMat Co.
                                $115,000,000 Senior Notes


To the several Purchasers
  listed in Schedule A to the
  within-mentioned Note
  Purchase Agreements

Ladies and Gentlemen:

          We have acted as your special counsel in connection with the issuance by CalMat Co. (the "Company") of its (a) 7.19% Series A Senior Notes due 2003 in
                    -------
an aggregate principal amount of $35,000,000, (b) 7.45% Series B Senior Notes due 2006 in an aggregate principal amount of $32,000,000, (c) 7.53% Series C Senior Notes due 2008 in an aggregate principal amount of $33,000,000 and (d) 7.66% Series D Senior Notes due 2011 in an aggregate principal amount of $15,000,000 (collectively, the "Notes"), and the purchases by you pursuant to
                                -----
the several Note Purchase Agreements (the "Note Purchase Agreements") dated as
                                           ------------------------
of December 18, 1996 made by you with the Company of Notes in the respective series and aggregate principal amounts set forth in Schedule A to the Note Purchase Agreements. All capitalized terms used herein without definition shall have the meanings ascribed thereto in the Note Purchase Agreements.

          We have examined such corporate records of the Company, agreements and other instruments, certificates of public officials and of officers and representatives of the Company, and such other documents, as we have deemed necessary in connection with the opinions hereinafter expressed. In such examination we have assumed the genuineness of all signatures, the authenticity of documents submitted to us as originals and the conformity with the authentic originals of all documents submitted to us as copies. As to questions of fact material to such opinions we have, when relevant facts were not independently established, relied upon the representations set forth in the Note Purchase

Agreements and upon certifications by officers or other representatives of the Company.

     In addition, we attended the closing held today at our office at which you purchased and made payment for Notes in the respective series and aggregate principal amounts to be purchased by you, all in accordance with the Note Purchase Agreements.

     Based upon the foregoing and subject to the qualifications, limitations and assumptions set forth below, and having regard for legal considerations that we deem relevant, we render you our opinion pursuant to Section 4.4 of the Note Purchase Agreements as follows:

     1. The Company is a validly existing corporation in good standing under the laws of the State of Delaware and has the corporate power to execute and deliver the Note Purchase Agreements and the Notes and to perform its obligations thereunder.

     2. The Note Purchase Agreements have been duly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable against the Company in accordance with their terms.

     3. The Notes being purchased by you today have been duly authorized, executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     4. No consent, approval or authorization of, or registration, filing or declaration with, any New York State or United States Federal Governmental Body is required for the validity of the execution and delivery or for the performance by the Company of the Note Purchase Agreements or said Notes.

     5. It was not necessary in connection with the offering, sale and delivery of said Notes, under the circumstances contemplated by the Note Purchase Agreements to register said Notes under the Securities Act of 1933, as amended, or to qualify an indenture in respect of the Notes under the Trust Indenture Act of 1939, as amended.

     6. The consummation of the transactions contemplated by the Note Purchase Agreements and the performance of the terms and provisions thereof and of the Notes do not contravene, result in any breach of, or constitute a default under the certificate of incorporation or by-laws of the Company.

     7. The opinion of Cravath, Swaine & Moore, counsel for the Company, dated today and delivered to you pursuant to Section 4.4 of the Note Purchase Agreements, is satisfactory to us in form and scope and we believe that you are justified in relying thereon.

          The opinions expressed above as to the enforceability of any agreement or instrument in accordance with its terms are subject to the exceptions that such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          We wish to point out that provisions of the Note Purchase Agreements that permit you or any other holder of a Note to take action or make determinations or to benefit from indemnities or similar undertakings of the Company may be subject to a requirement that such action be taken or such determinations be made, and that any action or inaction by any of you or any other holder of a Note that may give rise to a request for payment under such an undertaking be taken or not taken, on a reasonable basis and in good faith.

          We are members of the bar of the State of New York and do not herein express any opinion as to any matters governed by any laws other than Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Delaware.

                                  Very truly yours,


                                  /s/ Milhoul, Tweed, Hadly, McCloy

DAS/TDB

December 18, 1996

To the Purchasers named in Schedule A to the Note Purchase Agreements referred to below.

Ladies and Gentlemen:

Reference is hereby made to the several Note Purchase agreements dated as of December 18, 1996 (the "Note Purchase Agreement") between CalMat Co. (the "Company") and the purchasers listed in Schedule A thereto (the "Purchasers"). We deliver herewith to Milbank, Tweed, Hadley & Mcloy on your behalf our 7.19% Series A Senior Notes due 2003 in an aggregate principal amount of $35,000,000, 7.45% Series B Senior Notes due 2006 in an aggregate principal amount of $32,000,000, 7.53% Series C Senior Notes due 2008 in an aggregate principal amount of $33,000,000, and 7.66% Series D Senior Notes due 2011 in an aggregate principal amount of $15,000,000, such Notes being issued to the Purchasers in the respective principal amounts and registered in their respective names as set forth in Schedule A to the Note Purchase Agreement, and each dated the date hereof and in the applicable form set forth in Exhibit 1 to the Note Purchase Agreement.

We hereby acknowledge receipt from you of immediately available funds in the amount of the purchase price of said Notes in accordance with Section 3 of the Note Purchase Agreement.

Very truly yours,

CalMat Co.

/s/ Edward J. Kelly

Edward J. Kelly
Senior Vice President,
Corporate Development

Receipt from the Company of the Notes
referred to in the foregoing letter is
hereby acknowledged

By /s/ Signature Appears Here
   ----------------------------------------
   Milbank, Tweed, Hadley & McCloy
   Authorized Representative

Date: December 18, 1996

CUSIP SERVICE BUREAU

----------------------------------------------------------------
STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc.
25 Broadway, New York, NY 10004

                                                               December 12, 1996

Mr. A. JOSEPH WARBURTON
MILBANK TWEED HADLEY AND MCCLOY
1 CHASE MANHATTAN PLAZA
NEW YORK, NY 10005-1413


Mr. WARBURTON:

This is in response to your request for the assignment of a Private Placement Number (PPN) to:

ISSUER: CALMAT CO

CUSIP              DESCRIPTION                        RATE           MATURITY
131271 A# 5        SER A SR NT - DUE DEC 2003          7.190%
131271 B* 8        SER B SR NT - DUE DEC 2006          7.450%
131271 B@ 6        SER C SR NT - DUE DEC 2008          7.530%
131271 C* 7        SER D SR NT - DUE DEC 2011          7.660%

Please call me at (212) 208-8010 or fax me at (212) 412-0402 with any questions.

                                                 Sincerely yours,


                                                 Patricia Sullivan
                                                 Operations Supervisor
                                                 Private Placement Unit



          The assignment of a CUSIP number to a particular security by Standard & Poor's is not intended by Standard & Poor's to be, and should not be construed as, an endorsement of such security, a recommendation to purchase, sell or hold such security or an opinion as to the legal validity of such security.

CUSIP     Trademark of the committee on Uniform Security Identification
Procedures.  The American Bankers Association.